Exhibit 4.33.2

Execution Version

AMENDMENT N°1

TO THE

A 350 XWB PURCHASE AGREEMENT

BETWEEN

AIRBUS S.A.S.

as Seller

AND

TAM - LINHAS AEREAS S.A.

as Buyer

REF: D10013836

A350 XWB PA – TAM – AMDT. 1 – D10013836-07/2010

“[* * *]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

Execution Version

AMENDMENT N°1

TO THE

A 350 XWB PURCHASE AGREEMENT

This Amendment N°1 is made as of the 28th day of July 2010 and amends the A350 XWB Purchase Agreement entered into between the Buyer and the Seller on 20 December 2005 (as amended and restated on January 21, 2008),

Between

AIRBUS S.A.S., having its principal office at:

1, rond-point Maurice Bellonte

31707 BLAGNAC CEDEX

FRANCE

and registered with the Toulouse Registre du Commerce under number RCS Toulouse 383 474 814 (hereinafter referred to as “the Seller”) of the one part,

AND

TAM–LINHAS AEREAS S.A., having its principal office at:

Avenida Jurandir, 856, 4°andar, Lote 4,

CEP 04072 - 000, Jardim CECI

SAO PAULO - SP

BRAZIL

(herein after referred to as “the Buyer”) of the other part.

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“[* * *]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

Execution Version

WHEREAS

A-	The Seller and the Buyer have signed on 20 December 2005 (as amended and restated on January 21, 2008), an A350 XWB Purchase Agreement (Reference CSC.337.0179/07) relating to the purchase by the Buyer and the sale by the Seller of certain A350 XWB aircraft which, together with all its Exhibits, Appendixes and Letter Agreements attached thereto is hereinafter called the “Agreement” or the “A350 XWB Purchase Agreement”.

B-	The Buyer and the Seller now wish to enter into this Amendment N°1 covering the [***] A350 XWB [***] pursuant to Letter Agreement No.3 of the A350 XWB Purchase Agreement and make certain amendment to the terms of the A350 XWB Purchase Agreement.

NOW THEREFORE IT IS AGREED AS FOLLOWS:

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“[* * *]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

Execution Version

1.	SCOPE

The scope of this Amendment N°1 is:

(i)	the [***] by the Buyer of [***] A350 XWB [***], Aircraft in accordance with the provisions of Letter Agreement No. 3 to the A350 XWB Purchase Agreement, and

(ii)	the amendment of the Delivery Schedule and [***] of certain A350 XWB Aircraft.

2.	[***]

2.1	[***]

2.2	[***]

2.3	[***]

[***]	Rank No	Delivery Date
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]

2.4	Terms and Conditions

2.4.1	Save to the extent specified to the contrary in this Amendment No. 1, all of the terms and conditions relating to A350-900 XWB aircraft set out in the A350 XWB Purchase Agreement (including, for the avoidance of doubt, all related Letter Agreements) shall apply to the A350 XWB [***] (including but not limited to Aircraft Basic Price, Specification and Predelivery Payments).

2.4.2	The commercial concessions set out on Letter Agreements No. 1, 2 and 7 of the A350 XWB Purchase Agreement shall apply to the A350 XWB [***] save to the extent they are expressed therein not to apply to [***]

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“[* * *]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

Execution Version

2.5	[***]

After the [***] of the A350 XWB [***] pursuant to paragraph 2.1 above, the Buyer shall [***] [***] pursuant to Letter Agreement No.3 of the Agreement. The Buyer and the Seller agree that the [***] for the [***] of the [***]

3.	A350XWB AIRCRAFT [***]

Subject to the terms and conditions of this Amendment No. 1, the Buyer hereby [***] _ under Letter Agreement No.4 to the A350 XWB Purchase Agreement, to certain A350 XWB Aircraft as follows:

Aircraft Rank No	[***]		[***]
14	A350-	XWB	A350-	) XWB
15	A350-	XWB	A350-	) XWB

Each A350         [***]         A350[***]XWB shall be referred to as the [***]            [***]            ’).

The Buyer and the Seller agree that the Delivery Dates for each of the [***] shall remain unchanged.

4.	A350XWB AIRCRAFT

The Seller and the Buyer agree to [***] A350-900 XWB [***]

Aircraft Rank Numbering (the “A350XWB [***]

5.	A350XWB DELIVERY SCHEDULE

Following (i) [***] relating to the A350 XWB Aircraft, (ii) the [***] set forth in Paragraph 3 above and (iii) the [***] set forth in paragraph 4 above, the Buyer and the Seller hereby agree that the Delivery Schedule set forth in Clause 9.1.1.2 of the A350 XWB Purchase Agreement shall be cancelled and replaced with the following Delivery Schedule including contractual aircraft identifier (“CAC”) number:

Aircraft Rank	CAC ID	Aircraft Type	Delivery Date
Aircraft N° 1	[***]	A350-[***]XWB	2nd Quarter 2014
Aircraft N° 2	[***]	A350-[***]XWB	2nd Quarter 2014
Aircraft N° 3	[***]	A350-[***]XWB	4th Quarter 2014
Aircraft N° 4	[***]	A350-[***]XWB	[***] 2015
Aircraft N° 5	[***]	A350-[***]XWB	[***][***]

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“[* * *]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

Execution Version

Aircraft N° 6	[***]	A350-[***]XWB	[***]
Aircraft N° 7	[***]	A350-[***]XWB	[***]
Aircraft N° 8	[***]	A350-[***]XWB	[***]
Aircraft N° 9	[***]	A350-[***]XWB	[***]
Aircraft N° 10	[***]	A350-[***]XWB	[***]
Aircraft N° 11	[***]	A350- XWB	[***]
Aircraft N° 12	[***]	A350- XWB	[***]
Aircraft N° 13	[***]	A350- XWB	[***]
Aircraft N° 14	[***]	A350- XWB	[***]
Aircraft N° 15	[***]	A350- XWB	[***]
Aircraft N° 16	[***]	A350- XWB	[***]
Aircraft N° 17	[***]	A350- XWB	[***]
Aircraft N° 18	[***]	A350- XWB	[***]
Aircraft N° 19	[***]	A350- XWB
Aircraft N° 20	[***]	A350- XWB	[***]
Aircraft N° 21	[***]	A350- XWB	[***]
Aircraft N° 22	[***]	A350- XWB	[***]
Aircraft N° 23	[***]	A350- XWB	[***]
Aircraft N° 24	[***]	A350- XWB	[***]
Aircraft N° 25	[***]	A350- XWB	[***]
Aircraft N° 26	[***]	A350- XWB	[***]
Aircraft N° 27	[***]	A350- XWB	4th Quarter 2018

6.	MISCELLANEOUS PROVISIONS

If not otherwise expressly stated in this Amendment N°1, the A350 XWB Purchase Agreement, its Exhibits and Letter Agreements (as amended from time to time) shall apply also to this Amendment N°1.

This Amendment N°1 supersedes any previous understandings, commitments or representations whatsoever oral or written with respect to the matters referred to herein. This Amendment N°1 shall not be varied except by an instrument in writing of date even herewith or subsequent hereto executed by both parties or by their duly authorised representatives.

Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned thereto in the A350 XWB Purchase Agreement.

In the event of any inconsistency between the A350 XWB Purchase Agreement and the present Amendment N°1, the latter shall prevail to the extent of said inconsistency.

Save to the extent expressly amended by the terms of this Amendment N°1, the A350 XWB Purchase Agreement shall remain in full force and effect, in accordance with its terms.

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“[* * *]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

Execution Version

7.	Law and Jurisdiction

This Amendment N°1 shall be governed by and construed in accordance with the laws of France. Any dispute arising out of or in connection with this Amendment N°1 shall be within the exclusive jurisdiction of the Tribunal de Commerce of Paris.

8.	Severability

In the event that any provision of this Amendment N°1 should for any reason be held ineffective, the remainder of this Amendment N°1 shall remain in full force and effect. To the extent permitted by applicable law, each party hereto hereby waives any provision of law which renders any provision of this Amendment N°1 prohibited or unenforceable in any respect. Any provisions of this Amendment N°1 which may prove to be or become, illegal, invalid or unenforceable in whole or in part, shall as far as reasonably possible, and subject to applicable law, be preformed in accordance with the spirit and purpose of this Amendment N°1.

A350 XWB PA – TAM – AMDT. 1 – D10013836-07/2010

“[* * *]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

Execution Version

This Amendment N°1 has been executed in two (2) original specimens which are in English.

IN WITNESS WHEREOF this Amendment N°1 to the A350 XWB Purchase Agreement was duly entered into the day and year first above written.

For and on behalf of	For and on behalf of

TAM-LINHAS AEREAS S.A.	AIRBUS S.A.S.

Name:	Name :

Title :	Title :

Name:

Title

Witness	Witness

Name:	Name:

Title:	Title:

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“[* * *]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

LETTER AGREEMENT N° 1

July 28, 2010

TAM-LINHAS AEREAS S.A.

Avenida Jurandir, 856, 2°andar, Lote 4,

CEP 04072 - 000, Jardim CECI,

SAO PAULO – SP

BRAZIL

Subject: SPECIAL CONDITIONS

TAM-LINHAS AEREAS S.A. (the “Buyer”) and AIRBUS S.A.S. (the “Seller”) have entered into an Amendment No.1 dated as of even date herewith (“Amendment No. 1”) relating to an A350 XWB Purchase Agreement dated 20 December 2005 (as amended and restated on 21 January 2008) (the “A350 XWB Purchase Agreement”) which covers the manufacture and the sale by the Seller and the purchase by the Buyer of the A350 XWB First Incremental Aircraft as described in the Agreement.

Capitalized terms used herein and not otherwise defined in this Letter Agreement shall have the meanings assigned thereto in the A350 XWB Purchase Agreement.

Both parties agree that this Letter Agreement, upon execution thereof, shall constitute an integral, non-severable part of the A350 XWB Purchase Agreement and shall be governed by all its provisions, as such provisions have been specifically amended pursuant to this Letter Agreement.

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- Letter Agreement N°1 -Page 1/4

“[* * *]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

LETTER AGREEMENT N° 1

1.	A350XWB [***]

For the avoidance of doubt, the following provisions shall apply to the A350XWB [***] (as defined in paragraph 4 of Amendment No. 1):

a)	the [***] set out in Letter Agreement No.2 [***] to the A350 XWB Purchase Agreement shall continue to apply with respect to the A350XWB [***] and shall as set forth in said Letter Agreement No.2 be revised to the revised Delivery Dates; and

b)	the Pre-delivery Reference Price of the A350XWB [***] shall be calculated in accordance with the provisions of Letter Agreement No. 11 [***] to the A350 XWB Purchase Agreement [***] to A350XWB Aircraft).

2.	A350XWB [***]

In consideration for, and as an [***] for the Buyer [***] of the A350 XWB [***] of the A350- XWB Aircraft set forth in paragraph 3 and paragraph 4 of Amendment No.1, the Seller shall make available to the Buyer [***] A350-900 XWB Aircraft specified in paragraph 3 of Amendment No.1 (the “[***]”). To the extent that the Buyer exercises its rights to [***] A350-900 XWB Aircraft after the date hereof [***] _ the Seller shall maintain the availability of the [***] in respect of each Aircraft [***] To the extent that the Buyer [***] A350-900 XWB Aircraft [***] the Seller shall make available to the Buyer [***] in respect of each Aircraft [***]

[***]

3.	Pre-Delivery Payments [***]

With respect to the first Predelivery Payment payable in an amount of [***] (the “First PDP”) which is pursuant to Clause 5.3.2 of the A350 XWB Purchase Agreement, the Seller agrees that the following payment schedule shall apply with respect to each A350XWB [***] Aircraft:

(i) [***]

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- Letter Agreement N°1 -Page 2/4

“[* * *]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

LETTER AGREEMENT N° 1

paragraph 1.2 of Letter Agreement No.3 to the A350 XWB Purchase Agreement);

[***]

4.	Assignment

Notwithstanding any other provision of this Letter Agreement or of the A350 XWB Purchase Agreement, this Letter Agreement and the rights and obligations of the Buyer herein shall not be assigned or transferred in any manner, and any attempted assignment or transfer in contravention of the provisions of this Clause shall be void and of no force or effect.

5.	Confidentiality

This Letter Agreement is subject to the terms and conditions of Clause 22.10 of the A350 XWB Purchase Agreement.

6.	Law and Jurisdiction

This Letter Agreement shall be governed by and construed in accordance with the laws of France. Any dispute arising out of or in connection with this Letter Agreement shall be within the exclusive jurisdiction of the Tribunal de Commerce of Paris.

7.	Severability

In the event that any provision of this Letter Agreement should for any reason be held ineffective, the remainder of this Letter Agreement shall remain in full force and effect. To the extent permitted by applicable law, each party hereto hereby waives any provision of law which renders any provision of this Letter Agreement prohibited or unenforceable in any respect. Any provisions of this Letter Agreement which may prove to be or become, illegal, invalid or unenforceable in whole or in part, shall as far as reasonably possible, and subject to applicable law, be preformed in accordance with the spirit and purpose of this Letter Agreement.

8.	Alterations to Contract

This Letter Agreement contains the entire agreement between the parties with respect to the subject matter hereof and supersedes any previous understandings, commitments or representations whatsoever oral or written in respect thereto. This Letter Agreement shall not be varied except by an instrument in writing of date even herewith or subsequent hereto executed by both parties or by their duly authorised representatives.

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- Letter Agreement N°1 -Page 3/4

“[* * *]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

LETTER AGREEMENT N° 1

If the foregoing correctly sets forth our understanding, please execute two (2) originals in the space provided below and return one (1) original of this Letter Agreement to the Seller.

Agreed and Accepted	Agreed and Accepted

For and on behalf of	For and on behalf of

TAM - LINHAS AEREAS S.A.	AIRBUS S.A.S.

Name:	Name:

Title:	Title:

Date:	Date:

Name:

Title:

Date:

Witness	Witness

Name:	Name:

Title:	Title:

Date:	Date:

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- Letter Agreement N°1 -Page 4/4

“[* * *]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

PROPRIETARY AND CONFIDENTIAL

AMENDMENT N° 2

TO THE

A 350 XWB PURCHASE AGREEMENT

BETWEEN

AIRBUS S.A.S.

as Seller

AND

TAM - LINHAS AEREAS S.A.

as Buyer

REF: D10013836

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                                                                          Page 1 of 34

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

PROPRIETARY AND CONFIDENTIAL

AMENDMENT N° 2

TO THE

A 350 XWB PURCHASE AGREEMENT

This Amendment N°2 is made as of the 15th day of July 2014 and amends the A350 XWB Purchase Agreement entered into between the Buyer and the Seller on 20 December 2005 (as amended and restated on January 21, 2008),

Between

AIRBUS S.A.S., having its principal office at:

1, rond-point Maurice Bellonte

31707 BLAGNAC CEDEX

FRANCE

and registered with the Toulouse Registre du Commerce under number RCS Toulouse 383 474 814 (hereinafter referred to as “the Seller”) of the one part,

AND

TAM – LINHAS AEREAS S.A., having its principal office at:

Avenida Jurandir, 856, 4°andar, Lote 4,

CEP 04072 - 000, Jardim CECI

SAO PAULO - SP

BRAZIL

(herein after referred to as “the Buyer”) of the other part.

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                                                                          Page 2 of 34

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

PROPRIETARY AND CONFIDENTIAL

WHEREAS

A-	The Seller and the Buyer have signed on 20 December 2005 (as amended and restated on January 21, 2008), an A350 XWB Purchase Agreement (Reference CSC.337.0179/07) relating to the purchase by the Buyer and the sale by the Seller of certain A350 XWB aircraft which, together with all its Exhibits, Appendixes and Letter Agreements attached thereto and Amendment No. 1, dated as of July 28, 2010 (“Amendment N° 1”), is hereinafter called the “Agreement” or the “A350 XWB Purchase Agreement”.

B-	The Buyer provided notice to the Seller on [***]

C-	The Buyer and the Seller now wish to enter into this Amendment N° 2 (“Amendment N° 2”) [***]

NOW THEREFORE IT IS AGREED AS FOLLOWS:

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“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

PROPRIETARY AND CONFIDENTIAL

1.	SCOPE

The scope of this Amendment N° 2 is:

(i)	the amendment of the Delivery Schedule of certain A350-900 XWB Aircraft, and

(ii)	the amendment of the Aircraft Specification.

2.	AIRCRAFT [***]

2.1	[***]

2.2	As a result of [***] set forth in Clause 2.1 above and the parties agreement to [***] the delivery schedule set forth in Clause 9.1.1 of the Agreement shall be cancelled and replaced with the following:

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“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

PROPRIETARY AND CONFIDENTIAL

Aircraft Rank	CAC ID		Aircraft Type	Delivery Date
Aircraft N° 1	[	***]	A350-900 XWB	[	***]
Aircraft N° 2	[	***]	A350-900 XWB	[	***]
Aircraft N° 3	[	***]	A350-900 XWB	[	***]
Aircraft N° 4	[	***]	A350-900 XWB	[	***]
Aircraft N° 5	[	***]	A350-900 XWB	[	***]
Aircraft N° 6	[	***]	A350-900 XWB	[	***]
Aircraft N° 7	[	***]	A350-900 XWB	[	***]
Aircraft N° 8	[	***]	A350-900 XWB	[	***]
Aircraft N° 9	[	***]	A350-900 XWB	[	***]
Aircraft N° 10	[	***]	A350-900 XWB	[	***]
Aircraft N° 11	[	***]	A350-900 XWB	[	***]
Aircraft N° 12	[	***]	A350-900 XWB	[	***]
Aircraft N° 13	[	***]	A350-900 XWB	[	***]
Aircraft N° 14	[	***]	A350-900 XWB	[	***]
Aircraft N° 15			A350-900 XWB	[	***]
Aircraft N° 16	[	***]	A350-900 XWB	[	***]
Aircraft N° 17	[	***]	A350-900 XWB	[	***]
Aircraft N° 18	[	***]	A350-900 XWB	[	***]
Aircraft N° 19	[	***]	A350-900 XWB	[	***]
Aircraft N° 20	[	***]	A350-900 XWB	[	***]
Aircraft N° 21	[	***]	A350-900 XWB	[	***]
Aircraft N° 22	[	***]	A350-900 XWB	[	***]
Aircraft N° 23	[	***]	A350-900 XWB	[	***]
Aircraft N° 24			A350-900 XWB	[	***]
Aircraft N° 25	[	***]	A350-900 XWB	[	***]
Aircraft N° 26	[	***]	A350-900 XWB	[	***]
Aircraft N° 27	[	***]	A350-900 XWB	[	***]

2.3	Pre-delivery Payments

As a result of the Aircraft [***] set forth in Clause 2.1 above, the Parties hereby agree that [***]

being the amount due in accordance with the Predelivery Payment schedule set forth in Clause 5.3.2 of the Agreement, as amended, following the Aircraft [***] set forth in Clause 2.1 above [***] (as defined in Letter Agreement No 1 to this Amendment N° 2), and this amount shall be [***] hereof.

2.4	Amendment N° 1 Revisions

2.4.1	Paragraph 2.3 of Amendment N° 1 to the Agreement is hereby cancelled in its entirety and replaced with the following quoted provisions:

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PROPRIETARY AND CONFIDENTIAL

QUOTE

2.3	A350 XWB [***] Delivery Dates

The A350 XWB [***] shall have the following CAC ID numbers and Scheduled Delivery [***] A350 XWB [***] CAC ID Quarter

[***]

UNQUOTE

2.4.2	Paragraph 3 of Amendment N° 1 to the Agreement is hereby cancelled in its entirety and replaced with the following quoted provisions:

QUOTE

3.	A350XWB, [***]

Subject to the terms and conditions of this Amendment N° 1, the Buyer hereby [***] under Letter Agreement N° 4 to the Agreement, [***] certain A350 XWB Aircraft as follows:

Aircraft CAC ID	[***]	[***]
285728	[***]	[***]
285729	[***]	[***]

Each [***] A350-900 XWB shall be referred to as the

[***]

The Buyer and the Seller agree that the Scheduled Delivery [***] for each of the [***] shall remain unchanged.

UNQUOTE

3.	STANDARD SPECIFICATION OF THE AIRCRAFT

The Parties hereby agree to amend the Standard Specification and all related clauses to the Agreement as follows:

3.1	Definition Clause

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PROPRIETARY AND CONFIDENTIAL

The Parties hereby agree to either insert in alphabetical order or amend and restate, as the case may be, the following definitions in clause 0.1 of the Agreement:

A350XWB Family Aircraft Description Document or A350XWB Family ADD	means, as the context requires, either the A350XWB Family [***] or any subsequent issue thereof applicable at the time of equipment selection, a copy of which has been annexed hereto in form of a CD-Rom as Exhibit A.

A350[***]XWB Standard Specification	has the meaning set out in Clause 2.1.2.1.

A350-900 XWB Standard Specification	means the A350-900 standard specification [***] a copy of which has been annexed hereto in form of a CD-Rom as Exhibit A.

A350-[***]XWB Standard Specification	has the meaning set out in Clause 2.1.2.1.

ACS Supplier	has the meaning set out in Clause 12.3.2.1.1.

Airbus Contracted Suppliers Equipment or ACS Equipment	has the meaning set out in Clause 12.3.2.1.2.

Airbus Contracted Suppliers Support Agreements	has the meaning set out in Clause 12.3.2.1.3.

AirbusWorld	the portal made available by the Seller to the Buyer in accordance with Part 4 of Exhibit I to the Agreement for supply of Airbus on-line services.

Basic ADD	has the meaning set out in Clause 2.1.2.1.

BFE Engineering Definition	has the meaning set out in Clause 18.1.2.1.

BFE Premium Class Seats	has the meaning set out in Clause 2.5.2.

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PROPRIETARY AND CONFIDENTIAL

BFE Supplier	means a supplier of Buyer Furnished Equipment.

BFE Supplier Data	means the BFE supplier data necessary to successfully pass the first maturity gate of the BFE Premium Class Seats or other BFE authorized by the Seller.

Buyer Furnished Equipment or BFE	has the meaning set out in Clause 18.1.1.1

Contractual Definition Freeze or CDF	has the meaning set out in Clause 2.4.1.

Customization Milestone Chart	has the meaning set out in Clause 2.4.2.

Declaration of Design and Performance or DDP	means the documentation provided by an equipment manufacturer guaranteeing that the corresponding equipment meets the requirements of the Specification, the interface documentation as well as all the relevant certification requirements.

Final Price	has the meaning set out in Clause 3.3.

[***]	[***]

SPSA Application	means the application on AirbusWorld which provides the Buyer with access to the Supplier Product Support Agreements and the Airbus Contracted Suppliers Support Agreements.

Standard Specification	means, as applicable, the A350[***]XWB Standard Specification, the A350-900 XWB Standard Specification or the A350-[***] XWB Standard Specification.

Supplier	has the meaning set out in Clause 12.3.1.1.1.

Supplier Part	has the meaning set out in Clause 12.3.1.1.2.

Supplier Product Support Agreement	has the meaning set out in Clause 12.3.1.1.3.

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PROPRIETARY AND CONFIDENTIAL

3.2	Specification

Clause 2 of the Agreement is hereby cancelled in its entirety and replaced with the following quoted provisions:

QUOTE

2	SPECIFICATION

2.1	Aircraft Specification

2.1.1	A350-900 XWB Aircraft Specification

2.1.1.1	The A350-900 XWB Aircraft shall be manufactured in accordance with the A350-900 XWB Standard Specification, a copy of which has been annexed hereto as Exhibit A, as may already have been modified or varied prior to the date of this Agreement by the Specification Change Notices listed in Appendix 1 to Exhibit A.

2.1.1.2	The Seller agrees to inform the Buyer of any Standard Specification evolutions that the Seller is offering to airlines for incorporation in the A350-900 XWB Aircraft.

2.1.2  [***] Basic Features

2.1.2.1	The Buyer acknowledges that, at the date of signature of this Agreement, the design development of the [***] are both in the process of being finalized and that the Aircraft definition corresponding to the Aircraft Basic Price set forth in Clause 3 of the Agreement is reflected by the basic aircraft features and functionalities set forth in the Seller’s current reference document for each of the foregoing A350XWB models, [***]

in form of a
CD-Rom as Exhibit A, and	[***]

a copy of which has been annexed hereto in the form of a CD-Rom as Exhibit A (each a “Basic ADD”), as may already have been modified or varied at the date of this Agreement by the Specification Change Notices listed in Appendix 1 to Exhibit A (“ADD SCNs”).

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PROPRIETARY AND CONFIDENTIAL

Notwithstanding the foregoing, it is understood that each such Basic ADD shall be superseded by respectively an initial [***] Standard Specification” or an initial [***] Standard Specification”, as applicable, and that the Aircraft shall be manufactured in accordance with such Standard Specification, as may already have been modified or varied by the ADD SCNs. It is understood that, subject to the Seller’s certification, industrial and commercial constraints, some equipment currently set forth in the Basic ADDs may be replaced by equipment with equivalent functions, but that in no event shall either of such Standard Specifications contain any fewer equivalent basic aircraft features and functionalities than the Basic ADDs.

2.1.2.2	A350XWB Aircraft – Comprehensive Offer

In addition to the A350-900 XWB Standard Specification and each Basic ADD, and for the purpose of offering a comprehensive view of the available standard and optional A350XWB aircraft features for all three (3) models at the current stage of the development process, the Seller has also issued the A350XWB Family Aircraft Description Document. This document includes, in addition to the basic aircraft features and functionalities set forth in the A350-900 XWB Standard Specification and each Basic ADD, under sections marked “Customization”, the options foreseen at the date hereof. For the sake of clarity, it is agreed and understood that such options constitute the Seller’s customization offer.

2.1.2.3	The A350XWB Family ADD lists in an appendix the equipment that shall be ACS Equipment to be fitted on the Aircraft. Such ACS Equipment shall be supplied by manufacturers qualified by the Seller as ACS Suppliers, under selection process by the Seller. ACS Suppliers contracted by the Seller at the date hereof are listed in the A350XWB Family ADD.

The Buyer shall select the ACS Equipment from the A350XWB Family ADD, applicable at the time of the corresponding customization, at the date notified to the Buyer through the Customization Milestone Chart. Such selection shall be formally notified in writing at the date set forth in the Customization Milestone Chart and shall subsequently be formalized through the SCN process described in Clause 2.2.1. The Seller’s ACS Equipment option catalogues will contain, for each item of ACS Equipment, no fewer than [***] alternative ACS Suppliers.

The Seller shall purchase and take title to the ACS Equipment. The Seller shall place the purchase order for the ACS Equipment either:

a)	at the price and associated price revision conditions jointly notified to the Seller by the Buyer and the ACS Supplier, or

b)	at the catalogue price applicable to such equipment at the time of such purchase order.

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Should the Buyer and the corresponding ACS Supplier fail to jointly notify the Seller as per Clause 2.1.2.3 a) prior to the CDF date of the corresponding Aircraft, the Seller shall order the ACS Equipment at the then applicable catalogue price.

The format and recipient of the above notification shall be indicated to the Buyer during the customization process.

2.1.2.4	Without prejudice to Clause 22.10 of the Agreement, in the event of any inconsistency between the terms of this Agreement and the terms contained in the A350-900 XWB Standard Specification or the Basic ADD, the terms of this Agreement shall prevail over the terms of the A350-900 XWB Standard Specification or the Basic ADD, as applicable, to the extent of such inconsistency. For the purpose of this Clause 2.1, the term Agreement shall not include the A350-900 XWB Standard Specification or the Basic ADD, as applicable.

2.1.3  Specification

The Aircraft shall be manufactured in accordance with the Specification.

2.2	Specification Amendment

The parties understand and agree that the Specification may be further amended following signature of this Agreement in accordance with the terms of this Clause 2.

2.2.1	Specification Change Notice

The Specification may be amended by written agreement between the parties in a Specification Change Notice. Each SCN shall be substantially in the form set out in Exhibit B1 and shall set out the SCN’s Aircraft embodiment rank and shall also set forth, in detail, the particular change to be made to the Specification and the effect, if any, of such change on design, performance, weight, Delivery Date of the Aircraft affected thereby and on the text of the Specification. An SCN may result in an adjustment of the Aircraft Basic Price, which adjustment, if any, shall be specified in the SCN.

2.2.2	Development Changes

The Specification may also be amended to incorporate changes deemed necessary by the Seller to improve the Aircraft, prevent delay or ensure compliance with this Agreement (“Development Changes”), as set forth in this Clause 2.

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2.2.2.1	Manufacturer Specification Changes Notices

The Specification may be amended by the Seller through a Manufacturer Specification Change Notice (“MSCN”), which shall be substantially in the form set out in Exhibit B2 hereto and shall set out the MSCN’s Aircraft embodiment rank as well as, in detail, the particular change to be made to the Specification and the effect, if any, of such change on performance, weight, Aircraft Basic Price, Delivery Date of the Aircraft affected thereby and interchangeability or replaceability requirements under the Specification.

Except when the MSCN is necessitated by an Aviation Authority directive or by equipment obsolescence, in which case the MSCN shall be accomplished without requiring the Buyer’s consent, if the MSCN adversely affects the performance, weight, Aircraft Basic Price, Delivery Date of the Aircraft affected thereby or the interchangeability or replaceability requirements under the Specification, the Seller shall notify the Buyer of a reasonable period of time during which the Buyer must accept or reject such MSCN. If the Buyer does not notify the Seller of the rejection of the MSCN within such period, the MSCN shall be deemed accepted by the Buyer and the corresponding modification shall be accomplished.

2.2.2.2	In the event of the Seller revising the Specification to incorporate Development Changes, which have no adverse effect on any of the elements as set forth in 2.2.2.1 above, such revision shall be performed by the Seller without the Buyer’s consent.

In such cases, the Seller shall provide to the Buyer the details of such changes in an adapted format and on a regular basis.

2.3	Propulsion Systems

The Airframe shall be equipped with

[***]

[***] for the A350-900 XWB Aircraft: a set of two (2) Rolls Royce Trent XWB84 (84,000 lbs thrust) engines; and

[***]

(hereinafter individually or collectively referred to as the “Propulsion Systems”).

2.4 Milestones

2.4.1 Contractual Definition Freeze Date

The Customization Milestone Chart defined in Clause 2.4.2 hereunder shall define the date(s) by which the contractual definition of the Aircraft must be finalized and all SCNs need to have been executed by the Buyer (the “Contractual Definition Freeze” or “CDF”) in order to enable their incorporation into the manufacturing of the Aircraft and Delivery of the Aircraft in the Scheduled Delivery Month. Each such date shall be referred to as a “CDF Date”.

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2.4.2	Customization Milestones Chart

Within a reasonable period following signature of the Agreement, the Seller shall provide the Buyer with a customization milestones chart (the “Customization Milestone Chart”), setting out how far in advance of the Scheduled Delivery Month (or the Scheduled Delivery Quarter, as the case may be) of the Aircraft:

•	the Buyer needs to take certain decisions and actions; and

•	the Buyer needs to provide certain information and documentation; and

•	the Buyer needs to notify the Seller of the BFE Premium Class Seats, together with the selected BFE in-flight-entertainment (IFE) equipment, and associated BFE Suppliers selected by the Buyer, if applicable; such notification to be made in advance of the initial technical coordination meeting (“ITCM”); and

•	the Buyer needs to notify the Seller of the ACS Seats, together with the selected ACS in-flight-entertainment (IFE) equipment, and associated ACS Suppliers selected by the Buyer; such notification to be made in advance of the technical coordination meeting (“TCM”); and

•	the TCM for ACS Equipment and the ITCM for BFE Premium Class Seats, if applicable, shall be held; and

•	SCNs must be executed in order to integrate into the Specification any items requested by the Buyer from the options set forth in the Seller’s A350XWB Family ADD applicable at the time of customization or any other items that the Buyer wishes to have installed in the Aircraft as per Clauses 2.5 and 18.

2.5	A350XWB Cabin Customization

2.5.1	Notwithstanding Clause 2.4.1, it is the Seller’s aim to provide the Buyer with flexibility with regard to the definition of the specification of the Aircraft cabin, while maintaining the Scheduled Delivery Month (or the Scheduled Delivery Quarter, as the case may be) of the Aircraft. The Buyer may hence proceed with the definition of the cabin exclusively through the selection of catalogue cabin solutions and options (“Catalogue Items”) developed by the Seller in the A350XWB Family ADD applicable at the time of customization, or may in addition thereto elect to opt for BFE Premium Class Seats, as defined in Clause 2.5.2 hereunder.

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2.5.2	Alternative BFE Premium Seats for First and Business Class

In addition to the Catalogue Items chosen in the A350XWB Family ADD as set forth in 2.5.1, the Buyer may submit to the Seller for consideration specific alternative BFE premium seats for first and business class (the “BFE Premium Class Seats”). Such BFE Premium Class Seats shall be subject to the provisions of Clause 18, as well as the following prerequisites:

[***]

If the Buyer does not, prior to the Technical Coordination Meeting (TCM), supply the Seller with the applicable BFE Supplier Data by the date set forth in the Customization Milestone Chart, the Buyer shall be deemed to have chosen Catalogue Item application and any possibility of selecting BFE Premium Class Seats shall automatically lapse.

It is agreed and understood that it shall be the Buyer’s sole responsibility to ensure that all studies and engineering developments shall have been performed, in due time, in anticipation of providing the corresponding BFE Engineering Definition for such BFE Premium Class Seats and associated BFE IFE equipment, including the associated Declaration of Design and Performance.

UNQUOTE

4.	PRICE

Clause 3 of the Agreement is hereby cancelled in its entirety and replaced with the following quoted provisions:

QUOTE

3	PRICES

3.1	Aircraft Basic Price

3.1.1	The Aircraft Basic Price is the sum of:

(i)	the base price of the Aircraft as defined in the Standard Specification (including, for the avoidance of doubt, nacelles, thrust reversers and the relevant Propulsion Systems, but excluding Buyer Furnished Equipment and ACS Equipment), which is:

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•	[***]

•	For A350-900 XWB Aircraft:

•	[***]

(ii)	the sum of the base prices of all SCNs set forth in Appendix 1 to Exhibit “A”, which is:

•	[***]

•	For A350-900 XWB Aircraft:

•	[***]

3.1.2	The Aircraft Basic Price has been established in accordance with [***] (the “Base Period”).

3.2	Airbus Contracted Suppliers Equipment Price

The conditions of purchasing of ACS Equipment for the Aircraft shall be the subject of an agreement between the ACS Suppliers and the Buyer. The Buyer and each ACS Supplier shall jointly communicate to the Seller the price and the associated price revision conditions at which the Seller is to place the purchase order for each ACS Equipment.

Notwithstanding the foregoing, it is understood that ACS Equipment for the Aircraft shall be purchased by the Seller, in accordance with the agreed terms as set forth in Clause 2.1.2.3 and invoiced to the Buyer in accordance with Clause 3.3.

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3.3	Final Price

The Final Price of each Aircraft shall be the sum of:

(i)	the Aircraft Basic Price as revised as of the Delivery Date in accordance with Clause 4; plus

(ii)	the aggregate of all increases or decreases to the Aircraft Basic Price as agreed in any Specification Change Notice or part thereof applicable to the Aircraft subsequent to the date of this Agreement as revised as of the Delivery Date in accordance with Clause 4; plus

(iii)	the price of any and all ACS Equipment selected by the Buyer in the applicable Seller’s A350XWB Family ADD and purchased by the Seller, either at catalogue price and any applicable price revision applicable at the time of the purchase order or at the price and associated price revision conditions jointly communicated to the Seller by the Buyer and the respective ACS Suppliers as per Clause 2.1.2.3; plus

(iv)	any other amount due (a) by the Buyer to the Seller pursuant to this Agreement, and/or (b) any other amount due from the Buyer to the Seller or the Seller to the Buyer pursuant to any other written agreement between the Buyer and the Seller with respect to the Aircraft.

UNQUOTE

5.	[***]

Clause 5.3.1 of the Agreement, as amended by Letter Agreement No 11, is hereby cancelled in its entirety and replaced with the following quoted provisions:

QUOTE

5.3.1	[***]

5.3.1.1	[***]

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[***]

- Aircraft identified by CAC ID 210199	2012
- Aircraft identified by CAC ID 210200	2012
- Aircraft identified by CAC ID 210201	2013
- Aircraft identified by CAC ID 210202	2013
- Aircraft identified by CAC ID 210203	2013
- Aircraft identified by CAC ID 210204	2013
- Aircraft identified by CAC ID 210205	2014
- Aircraft identified by CAC ID 210206	2014
- Aircraft identified by CAC ID 210207	2014
- Aircraft identified by CAC ID 210208	2014

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5.3.1.2

  [***]

UNQUOTE

6.	WARRANTY AND SERVICE LIFE POLICY

Clause 12.3 of the Agreement, as amended, is hereby cancelled in its entirety and replaced with the following quoted provisions:

QUOTE

12.3	Supplier and ACS Supplier Warranties and Service Life Policies

[***]	the Seller shall provide the Buyer, in accordance with the provisions of Clause 17, with:

a)	the warranties and, where applicable, service life policies that the Seller has obtained for Supplier Parts pursuant to the Supplier Product Support Agreements, and

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b)	[***]

12.3.1	Supplier Warranties and Service Life Policies

12.3.1.1	Definitions

12.3.1.1.1	“Supplier” means any supplier of Supplier Parts.

12.3.1.1.2	“Supplier Part” means any component, equipment, accessory or part installed in an Aircraft at the time of Delivery thereof and for which there exists a Supplier Product Support Agreement. For the sake of clarity, i) Propulsion Systems, ii) ACS Equipment, iii) Buyer Furnished Equipment and iv) other equipment selected by the Buyer to be supplied by suppliers with whom the Seller has no existing enforceable warranty agreements, are not Supplier Parts.

12.3.1.1.3	“Supplier Product Support Agreements” means agreements between the Seller and Suppliers, as described in Clause 17.1.2, containing enforceable and transferable warranties and, in the case of landing gear suppliers, service life policies for selected structural landing gear elements.

12.3.1.2	Supplier’s Default

12.3.1.2.1	In the event of any Supplier, under any standard warranty obtained by the Seller pursuant to Clause 12.3.1, defaulting in the performance of any material obligation with respect thereto and the Buyer submitting in reasonable time to the Seller reasonable proof that such default has occurred, then Clause 12.1 shall apply to the extent the same would have been applicable had such Supplier Part been a Warranted Part, except that the Supplier’s warranty period as indicated in the Supplier Product Support Agreement shall apply.

12.3.1.2.2	In the event of any Supplier, under any Supplier Service Life Policy obtained by the Seller pursuant to Clause 12.3.1, defaulting in the performance of any material obligation with respect thereto and the Buyer submitting in reasonable time to the Seller reasonable proof that such default has occurred, then Clause 12.2 shall apply to the extent the same would have been applicable had such Supplier Item been listed in Exhibit F, Seller Service Life Policy, except that the Supplier’s Service Life Policy period as indicated in the Supplier Product Support Agreement shall apply.

12.3.1.2.3	At the Seller’s request, the Buyer shall assign to the Seller, and the Seller shall be subrogated to, all of the Buyer’s rights against the relevant Supplier with respect to and arising by reason of such default and shall provide reasonable assistance to enable the Seller to enforce the rights so assigned.

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12.3.2	ACS Supplier Warranties

12.3.2.1	Definitions

12.3.2.1.1	“ACS Supplier” means any supplier of ACS Equipment.

12.3.2.1.2	“Airbus Contracted Suppliers Equipment” or “ACS Equipment” means any component, equipment, accessory or part installed in an Aircraft at the time of Delivery thereof and for which there exists an Airbus Contracted Suppliers Support Agreement. For the sake of clarity, i) Propulsion Systems, ii) Supplier Parts, iii) Buyer Furnished Equipment and iv) other equipment selected by the Buyer to be supplied by suppliers with whom the Seller has no existing enforceable warranty agreements, are not ACS Equipment.

12.3.2.1.3	“Airbus Contracted Suppliers Support Agreements” means agreements between the Seller and ACS Suppliers, as described in Clause 17.2.2, containing enforceable and transferable warranties.

12.3.2.2	ACS Supplier’s Default

The Buyer hereby:

a)	agrees and acknowledges that it shall have no right of recourse against the Seller with respect to any default by an ACS Supplier in respect of any ACS Equipment; and

b)	waives to the fullest extent permitted by applicable law any right of recourse against the Seller (in contract and/or at law) with respect to any default by an ACS Supplier in respect of any ACS Equipment, in each case, following transfer by the Seller to the Buyer of warranties that the Seller has obtained for ACS Equipment pursuant to Airbus Contracted Suppliers Support Agreements.

UNQUOTE

7.	PATENT INDEMNITY

Clause 13.1.2 of the Agreement is hereby cancelled in its entirety and replaced with the following quoted provisions:

QUOTE

13.1.2 Clause 13.1.1 shall not apply to

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(i)	Buyer Furnished Equipment or Propulsion Systems; or

(ii)	parts not supplied pursuant to a Supplier Product Support Agreement or an Airbus Contracted Suppliers Support Agreement; or

(iii)	software not created by the Seller.

UNQUOTE

8.	TECHNICAL DATA AND SOFTWARE SERVICES

Immediately following Clause 14.3.2.6 of the Agreement the following quoted provision is hereby added to the Agreement as Clause 14.3.3:

QUOTE

14.3.3	Airbus Contracted Supplier Equipment

The Seller shall introduce Airbus Contracted Supplier Equipment data, for ACS Equipment that is installed on the Aircraft by the Seller, into the customized Technical Data, [***] the Buyer for the initial issue of the Technical Data provided at or before Delivery of the first Aircraft.

UNQUOTE

9.	TRAINING AND TRAINING AIDS

Clauses 16.9 and 16.11 of the Agreement are hereby cancelled in their entirety and replaced, respectively, with the following quoted provisions:

QUOTE

16.9	Supplier and Propulsion Systems Manufacturer Training

The Seller shall ensure that all major Suppliers and the Propulsion Systems Manufacturer will provide maintenance and overhaul training on their products at appropriate times. Upon the Buyer’s request, the Seller shall provide to the Buyer the list of the maintenance and overhaul training courses provided by major Suppliers and ACS Suppliers and the applicable Propulsion Systems Manufacturer on their respective products.

UNQUOTE

QUOTE

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16.11	Proprietary Rights

The Seller’s training data and documentation, Airbus CBT, Virtual Aircraft and training aids are proprietary to the Seller and/or its Affiliates and/or its suppliers and/or ACS Suppliers and the Buyer agrees not to disclose the content of the courseware or any information or documentation provided by the Seller in relation to training, in whole or in part, to any third party without the prior written consent of the Seller save to the extent such disclosure is required in accordance with the applicable law, in which case the Buyer will promptly notify the Seller. This provision shall not apply to any information or documentation provided by the Seller in relation to training data that is in the public domain except that the Buyer will be liable to the Seller for breach of its obligations under this provision if such information or documentation entered the public domain as a consequence of a breach by the Buyer of this Clause 16.11.

UNQUOTE

10.	SUPPLIER AND ACS SUPPLIER PRODUCT SUPPORT

Clause 17 of the Agreement is hereby cancelled in its entirety and replaced with the following quoted provisions:

QUOTE

17	SUPPLIER AND ACS SUPPLIER PRODUCT SUPPORT

17.1	Supplier Product Support Agreements

17.1.1	The Seller has obtained enforceable and transferable product support agreements from Suppliers of Supplier Parts, the benefit of which is hereby accepted by the Buyer. Said agreements become enforceable as soon as and for as long as an operator is identified as an Airbus aircraft operator.

17.1.2	These agreements are based on the “World Airlines Suppliers Guide”, are made available to the Buyer through the SPSA Application, and include Supplier commitments contained in the “Supplier Product Support Agreements”, as defined in Clause 12.3.1.1.3, which include the following provisions:

17.1.2.1	Technical data and manuals required to operate, maintain, service and overhaul the Supplier Parts. Such technical data and manuals shall be prepared in accordance with the applicable provisions of ATA Specification including revision service and be published in the English language. The Seller shall recommend that a software user guide, where applicable, be supplied in the form of an appendix to the Component Maintenance Manual, such data shall be provided in compliance with the applicable ATA Specification;

17.1.2.2	Warranties and guarantees, including standard warranties. In addition, landing gear Suppliers shall provide service life policies for selected structural landing gear elements;

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17.1.2.3	Training to ensure efficient operation, maintenance and overhaul of the Supplier Parts for the Buyer’s instructors, shop and line service personnel;

17.1.2.4	Spares data in compliance with ATA iSpecification 2200, initial provisioning recommendations, spare parts and logistics service including routine and expedite deliveries;

17.1.2.5	Technical service to assist the Buyer with maintenance, overhaul, repair, operation and inspection of Supplier Parts as well as required tooling and spares provisioning.

17.1.3	Supplier Compliance

The Seller shall monitor Suppliers’ compliance with the support commitments defined in the Supplier Product Support Agreements, [***] and shall, if necessary, jointly take remedial action with the Buyer.

17.2	ACS Suppliers Support Agreements

17.2.1	The Seller has obtained enforceable and transferable product support agreements from ACS Suppliers of ACS Equipment, the benefit of which is hereby accepted by the Buyer. Said agreements become enforceable as soon as and for as long as an operator is identified as an Airbus aircraft operator.

17.2.2	These agreements are based on the “World Airlines Suppliers Guide”, are made available to the Buyer through the SPSA Application, and include ACS Supplier commitments contained in the “Airbus Contracted Suppliers Support Agreements”, as defined in Clause 12.3.2.1.3. Such commitments shall be substantially the same as those included in the Supplier Product Support Agreements, and detailed in Clause 17.1.2, except that guarantees, if any, shall be negotiated and agreed directly between the Buyer and the corresponding ACS Supplier.

17.2.3	ACS Supplier Compliance

The Seller shall monitor ACS Suppliers’ compliance with support commitments defined in the Airbus Contracted Suppliers Support Agreements and shall [***] provide assistance to the Buyer as may reasonably be required.

17.3	Nothing in this Clause 17 shall be construed to prevent or limit the Buyer from entering into direct negotiations with a Supplier or an ACS Supplier with respect to different or additional terms and conditions applicable to Suppliers Parts or ACS Equipment selected by the Buyer to be installed on the Aircraft.

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17.4	Familiarization Training
Upon the Buyer’s request, the Seller shall provide the Buyer with Supplier Product Support Agreements and Airbus Contracted Suppliers Support Agreements familiarization training at the Seller’s facilities in Blagnac, France, or such other location as may be agreed between the parties.

An on-line training module shall be further available through AirbusWorld, access to which shall be subject to the “General Terms and Conditions of Access to and Use of AirbusWorld” (hereinafter the “GTC”), as set forth in Exhibit I to this Agreement.

Both the Supplier Product Support Agreements and the Airbus Contracted Suppliers Support Agreements may be accessed through the SPSA Application.

For the avoidance of doubt, the use of the term “SPSA” with respect to ACS Suppliers or ACS Equipment shall solely be a reference to such SPSA Application and shall not be construed to imply that such ACS Suppliers or ACS Equipment are the subject of the Supplier Product Support Agreements for the purposes of Clause 17.1 above.

UNQUOTE

11.	BUYER FURNISHED EQUIPMENT AND AIRBUS CONTRACTED SUPPLIER EQUIPMENT

Clause 18 of the Agreement is hereby cancelled in its entirety and replaced with the following quoted provisions:

QUOTE

18	BUYER FURNISHED EQUIPMENT AND AIRBUS CONTRACTED SUPPLIER EQUIPMENT

18.1	Buyer Furnished Equipment

18.1.1	Administration

18.1.1.1	[***] in accordance with the Specification, the Seller shall install those items of equipment that are identified in the Specification as being furnished by the Buyer (“Buyer Furnished Equipment” or “BFE”).

18.1.1.2	It is a prerequisite to the installation that the considered BFE Supplier be qualified by the Seller’s Aviation Authorities to produce equipment for installation on civil aircraft. The Buyer shall be responsible for ensuring that any Buyer Furnished Equipment that is the subject of an SCN shall comply with the conditions set forth in this Clause 18.1 and specifically Clause 18.1.6.

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18.1.2.1	The Seller shall advise the Buyer [***] of the dates by which, in the planned release of engineering for the Aircraft, the Seller requires the BFE Supplier Data and, subsequently, the final written detailed engineering definition, encompassing a Declaration of Design and Performance for BFE Premium Class Seats, when applicable, and BFE (the “BFE Engineering Definition”). The BFE Engineering Definition shall include the description of the dimensions and weight of BFE, the information related to its certification and the information necessary for the installation and operation thereof, including 3D models for BFE Premium Class Seats, when applicable.

The Buyer shall furnish, or cause the BFE Suppliers to furnish, both the BFE Supplier Data and BFE Engineering Definition by the dates specified through the Customization Milestone Chart as set forth in Clause 2.4.2.

The BFE Engineering Definition shall not be revised, except through an SCN executed in accordance with Clause 2.

18.1.2.2	The Seller shall also provide in due time, [***] to the Buyer a schedule of dates and the shipping addresses for delivery of the BFE and, where requested by the Seller, additional spare BFE to permit installation in the Aircraft and Delivery of the Aircraft in accordance with the Aircraft delivery schedule. The Buyer shall provide, or cause the BFE Suppliers to provide, the BFE by such dates in a serviceable condition, in order to allow performance of any assembly, installation, test, or acceptance process in accordance with the Seller’s industrial schedule.

Notwithstanding the foregoing, for BFE IFE equipment to be integrated into BFE Premium Class Seats, the Buyer shall provide, or cause the BFE Premium Class Seats supplier to provide to the BFE IFE equipment supplier a schedule of dates and shipping addresses for delivery of the IFE equipment. In addition, where requested by the BFE Premium Class Seats supplier, the IFE supplier shall provide the former with additional spare IFE equipment to permit installation of the IFE equipment into the BFE Premium Class Seats in accordance with the BFE Premium Class Seat contractual delivery schedule. For BFE Premium Class Seats, the Buyer hereby warrants that each unit shall be delivered fully tested and ready for installation.

The Buyer shall also provide, when requested [***] the Seller, at Airbus Operations S.A.S. works in Toulouse (France) and/or at Airbus Operations GmbH works in Hamburg (Germany) adequate field service including support from BFE Suppliers to act in a technical advisory capacity to the Seller in the installation, calibration and possible repair of any BFE.

18.1.3	At a suitable time prior to CDF, and without prejudice to the Buyer’s obligations hereabove, the Seller shall organize, when relevant, an Initial Technical Coordination Meeting (ITCM) between the Seller, the Buyer and BFE Suppliers at the A350XWB Customer Definition Centre in Hamburg, Germany. During such ITCM, the Seller’s employees shall be acting in an advisory capacity only and at no time shall they be deemed to be acting as Buyer’s employees or agents, either directly or indirectly

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18.1.3.1	Thereafter, the Buyer shall ensure that the necessary development review meetings are organized between the Buyer and the BFE Suppliers and shall provide adequate technical and engineering expertise to reach decisions within the defined timeframe.

In addition to the foregoing meetings, throughout the development phase and up to Delivery of the Aircraft to the Buyer, the Buyer agrees:

•	to monitor the BFE Suppliers and ensure that they shall enable the Buyer to fulfil its obligations, including but not limited to those set forth in the Customization Milestone Chart;

•	to place BFE purchase orders in a timely manner in order to ensure delivery of the corresponding BFE in accordance with the dates provided as per Clause 18.1.2.2.

•	that, should a timeframe, quality or other type of risk be identified at a given BFE Supplier, the Buyer shall provide sufficient support to such BFE Supplier so as not to jeopardize the industrial schedule of the Aircraft.

18.1.3.2	Without prejudice to the Buyer’s obligations hereunder, in order to facilitate the follow-up of the timely receipt of BFE, the Seller reserves the right to request from the Buyer the dates and references of any relevant BFE purchase order placed by the Buyer and/or a copy of such purchase orders (excluding any commercial or confidential data).

18.1.4	The Buyer hereby agrees:

•	to attend the First Article Inspection (“FAI”) for the first shipset of all BFE Premium Class Seats and BFE IFE. Should the Buyer not attend such FAI, the Buyer shall delegate the FAI to the BFE Supplier and confirmation thereof shall be supplied to the Seller in writing. Should the Buyer not attend the FAI, the Buyer shall be deemed to have accepted the conclusions of the BFE Supplier with respect to such FAI.

•	to attend the Source Inspection (“SI”) that takes place at the BFE Supplier’s premises prior to shipping, for each shipset of all BFE Premium Class Seats and, when applicable, BFE IFE. Should the Buyer not attend such SI, the Buyer shall delegate the SI to the BFE Supplier and confirmation thereof shall be brought to the Seller in writing. Should the Buyer not attend the SI, the Buyer shall be deemed to have accepted the conclusions of the BFE Supplier with respect to such SI.

18.1.5	The BFE shall be imported into France or into Germany by the Buyer under a suspensive customs system (“Régime de I’entrepôt douanier ou régime de perfectionnement actif” or “Zollverschluss”) without application of any French or German tax or customs duty, and shall be Delivered At Place (DAP) according to the Incoterms, to the following shipping addresses:

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PROPRIETARY AND CONFIDENTIAL

AIRBUS OPERATIONS S.A.S.

316 Route de Bayonne

31300 TOULOUSE

FRANCE

or

AIRBUS OPERATIONS GmbH

Kreetslag 10

21129 HAMBURG

GERMANY

or such other location as may be agreed by the parties.

18.1.6	Applicable Requirements

The Buyer is responsible for ensuring, at its expense, and warrants that the BFE shall:

•	be supplied by a qualified BFE Supplier, and

•	meet the requirements of the applicable Specification of the Aircraft, and

•	be, in the case of BFE Premium Class Seats and the related in-flight entertainment in-seat components, supplied by a qualified ACS Supplier, and

•	be delivered with the relevant certification documentation, including but not limited to the DDP, and

•	comply with the BFE Engineering Definition, and

•	comply with applicable requirements incorporated by reference to the Type Certificate and listed in the Type Certificate Data Sheet, and

•	be approved by the Aviation Authority issuing the Export Airworthiness Certificate and by the Buyer’s Aviation Authority for installation and use on the Aircraft at the time of Delivery of the Aircraft.

The Seller shall be entitled to refuse any item of BFE (i) that is incompatible with the Specification, the BFE Engineering Definition or the certification requirements, or (ii) if the Seller is aware of any infringement of any patent, copyright or other intellectual property right of the Seller or any third party, or is aware that it is subject to any legal obligation or other encumbrance that could reasonably be expected to prevent, hinder or delay the installation of such BFE in the Aircraft and/or the Delivery of the Aircraft.

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PROPRIETARY AND CONFIDENTIAL

As soon as the Seller or the Buyer is aware of any of the above problems with regard to the supply of any BFE, including but not limited to Buyers obligations identified in Clause 18.1.7 below, this shall be promptly notified to the other party. In such case and upon the Buyer’s request, the Seller may provide reasonable assistance to the Buyer, as may be reasonably required, to find an alternative solution.

At the Seller’s request, the Buyer shall assign to the Seller, and the Seller shall be subrogated to, all of the Buyer’s rights against the relevant BFE Supplier with respect to and arising by reason of such default and shall provide reasonable assistance to enable the Seller to enforce the rights so assigned.

18.1.7	Buyer’s Obligation and Seller’s Remedies

18.1.7.1	Any delay or failure by the Buyer or the BFE Suppliers in:

•	complying with the foregoing warranty or in providing the BFE Supplier Data, BFE Engineering Definition or field service mentioned in Clause 18.1.2.2, or

•	furnishing the BFE in a serviceable condition at the requested delivery date, or

•	obtaining any required approval for such BFE equipment under the above mentioned Aviation Authorities’ regulations,

•	providing BFE which does not infringe any patent, copyright or other intellectual property right of the Seller or any third party, and

•	providing BFE which is not subject to any legal obligation or other encumbrance that may prevent, hinder or delay the installation of the BFE in the Aircraft and/or the Delivery of the Aircraft

may delay the performance of any act to be performed by the Seller, including Delivery of the Aircraft [***] , and cause the Final Price of the Aircraft to be adjusted [***] failure by the Buyer or the BFE suppliers, such as storage, taxes, insurance and costs of out-of-sequence installation. [***]

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PROPRIETARY AND CONFIDENTIAL

[***]

18.1.7.2	In the event of any delay or failure mentioned in [***] specified in the relevant Customization Milestone Chart, the Seller may:

(i)	select, purchase and install equipment similar to the BFE at issue, in which event the Final Price of the affected Aircraft shall also be increased by the purchase price of such equipment plus reasonable costs and expenses incurred by the Seller for handling charges, transportation, insurance, packaging and, if so required and not already provided for in the Final Price of the Aircraft, for adjustment and calibration; or

(ii)	deliver the Aircraft without the installation of such BFE, notwithstanding applicable terms of Clause 7, if any, and the Seller shall thereupon be relieved of all obligations to install such equipment.

18.1.8	Title and Risk of Loss

Title to and risk of loss of any BFE shall at all times remain with the Buyer except that risk of loss (limited to cost of replacement of said BFE [***] shall be with the Seller for as long as such BFE is under the care, custody and control of the Seller.

18.1.9	Disposition of BFE Following Termination

18.1.9.1	If a termination of this Agreement by the Seller pursuant to the provisions of Clause 20 occurs with respect to an Aircraft in which all or any part of the BFE has been installed prior to the date of such termination, the Seller shall be entitled, but not required, to remove all items of BFE that can be removed without damage to the Aircraft and to undertake commercially reasonable efforts to facilitate the sale of such items of BFE to other customers, retaining and applying the proceeds of such sales to reduce the Seller’s damages resulting from the termination.

18.1.9.2	The Buyer shall cooperate with the Seller in facilitating the sale of BFE pursuant to Clause 18.1.9.1 and shall be responsible for all costs [***] incurred by the Seller in removing and facilitating the sale of such BFE. The Buyer [***] of receiving documentation of such costs from the Seller.

18.1.9.3	The Seller shall notify the Buyer as to those items of BFE not sold by the Seller pursuant to Clause 18.1.9.1 above and, at the Seller’s request, the Buyer shall undertake to remove such items from the Seller’s facility within [***] of the date of such notice. [***] the Buyer shall have no claim against the Seller for damage, loss or destruction of any item of BFE removed from the Aircraft and not removed from Seller’s facility within such period.

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PROPRIETARY AND CONFIDENTIAL

18.1.9.4	The Buyer shall have no claim against the Seller for damage to or destruction of any item of BFE damaged or destroyed in the process of being removed from the Aircraft, provided that (i) the Seller used reasonable care in such removal [***]

18.1.9.5	The Buyer shall grant the Seller title to any BFE items that cannot be removed from the Aircraft without causing damage to the Aircraft or rendering any system in the Aircraft unusable. [***]

18.2	Airbus Contracted Supplier Equipment

18.2.1	Administration

In accordance with the Specification, the Seller shall install those items of equipment that are identified in the Specification as being ACS Equipment, provided that the ACS Equipment and the corresponding ACS Supplier of such ACS are referred to in the A350XWB Family Aircraft Description Document applicable at the time of the TCM (as defined in Clause 2.4.2).

18.2.2	ACS Selection

18.2.2.1	The Buyer shall select ACS Equipment and all associated features out of the options proposed by the Seller in the A350XWB Family ADD applicable at the time of customization. The definition of the selected ACS and its features shall be frozen prior to the Technical Coordination Meeting.

18.2.2.2	With respect to ACS seats, it is hereby agreed that any in-flight-entertainment (IFE) equipment to be incorporated into such ACS seats shall be exclusively ACS Catalogue Items.

18.2.3	Meetings with ACS Suppliers

The Seller shall be entitled to request the participation of the Buyer in the Seller’s meetings with ACS Suppliers, subject to reasonable prior notice.

The Buyer shall be entitled to request the participation of the Seller in the Buyer’s meetings with ACS Suppliers, subject to reasonable prior notice.

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PROPRIETARY AND CONFIDENTIAL

UNQUOTE

12.	EXHIBIT A – SPECIFICATION

Exhibit A and Appendix 1 to Exhibit A of the Agreement are hereby cancelled in their entirety and replaced with the provisions set out in Schedule 1 attached hereto.

13.	EXHIBIT B – FORM OF SPECIFICATION CHANGE NOTICE

Exhibit B of the Agreement is hereby cancelled in its entirety and replaced with the provisions set out in Schedule 2 attached hereto.

14.	EXHIBIT C – AIRCRAFT PRICE REVISION FORMULA

The words “Aircraft Base Price” in Exhibit C to the Agreement are hereby cancelled in each and every instance and replaced with the words “Aircraft Basic Price”.

15.	EXHIBIT I – LICENSES AND ON LINE SERVICES

Part 5 and Part 6, as set out in Schedule 3 attached hereto, are hereby appended to Exhibit I of the Agreement.

16.	LETTER AGREEMENT N° 4 – CONVERSION RIGHTS

The parties agree that Letter Agreement N° 4 to the Agreement is amended and restated it its entirety as the Amended and Restated Letter Agreement N° 4 dated as of even date herewith.

17.	LETTER AGREEMENT N° 10 – [***]

Clause 1.1 of Letter Agreement N°10 is hereby deleted in its entirety and replaced with the following quoted provision:

QUOTE

[***]

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PROPRIETARY AND CONFIDENTIAL

[***]

UNQUOTE

18.	MISCELLANEOUS PROVISIONS

If not otherwise expressly stated in this Amendment N°2, the A350 XWB Purchase Agreement, its Exhibits and Letter Agreements (as amended from time to time) shall apply also to this Amendment N°2.

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PROPRIETARY AND CONFIDENTIAL

This Amendment N°2 supersedes any previous understandings, commitments or representations whatsoever oral or written with respect to the matters referred to herein. This Amendment N°2 shall not be varied except by an instrument in writing of date even herewith or subsequent hereto executed by both parties or by their duly authorised representatives.

Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned thereto in the A350 XWB Purchase Agreement.

In the event of any inconsistency between the A350 XWB Purchase Agreement and the present Amendment N°2, the latter shall prevail to the extent of said inconsistency.

Save to the extent expressly amended by the terms of this Amendment N°2, the A350 XWB Purchase Agreement shall remain in full force and effect, in accordance with its terms.

This Amendment N°2 (and its existence) shall be treated by each Party as confidential in accordance with the terms of Clause 22.10 of the Agreement.

This Amendment N°2 may be executed by the Parties in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same Amendment N°2.

19.	LAW AND JURISDICTION

This Amendment N°2 shall be governed by and construed in accordance with the laws of France. Any dispute arising out of or in connection with this Amendment N°2 shall be within the exclusive jurisdiction of the Tribunal de Commerce of Paris.

20.	SEVERABILITY

In the event that any provision of this Amendment N°2 should for any reason be held ineffective, the remainder of this Amendment N°2 shall remain in full force and effect. To the extent permitted by applicable law, each party hereto hereby waives any provision of law which renders any provision of this Amendment N°2 prohibited or unenforceable in any respect. Any provisions of this Amendment N°2 which may prove to be or become, illegal, invalid or unenforceable in whole or in part, shall as far as reasonably possible, and subject to applicable law, be performed in accordance with the spirit and purpose of this Amendment N°2.

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PROPRIETARY AND CONFIDENTIAL

This Amendment N°2 has been executed in two (2) original specimens which are in English.

IN WITNESS WHEREOF this Amendment N°2 to the A350 XWB Purchase Agreement was duly entered into the day and year first above written.

For and on behalf of	For and on behalf of

TAM - LINHAS AEREAS S.A.	AIRBUS S.A.S.

Name :	Name :
Title :	Title :

Name:
Title

Witness

Name:
Title:

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SCHEDULE 1	PROPRIETARY AND CONFIDENTIAL

EXHIBIT A

The following are contained in a separate CD-ROM:

-	The A350XWB Family Aircraft Description Document.

    [***]

-	The A350-900 XWB Standard Specification.

    [***]

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SCHEDULE 1                                                     Page 1 of 1

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PROPRIETARY AND CONFIDENTIAL

[***]

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

PROPRIETARY AND CONFIDENTIAL

[***]

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

PROPRIETARY AND CONFIDENTIAL

[***]

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

SCHEDULE 2	PROPRIETARY AND CONFIDENTIAL

EXHIBIT B

Exhibit B-1: Form of a Specification Change Notice

Exhibit B-2: Form of a Manufacturer’s Specification Change Notice

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SCHEDULE 2    Exhibit B                        Page 1 of 1

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SCHEDULE 2	PROPRIETARY AND CONFIDENTIAL

EXHIBIT B-1

TAM - LINHAS AERAS

SPECIFICATION CHANGE NOTICE (SCN)	SCN Number
Issue
Dated
Page

Title:

Description :

Effect on weight
Manufacturer’s Weight Empty Change: Operational Weight Empty Change: Allowable Payload Change:
Remarks / References RFC ....
Specification changed by this SCN A350[***]/ 900 /[***] XWB Aircraft Standard Specification Reference N° [ ] Issue [ ] dated [ ]

This SCN requires prior or concurrent acceptance of the following SCN (s):

Price per aircraft
US DOLLARS: AT DELIVERY CONDITIONS:
This change will be effective on AIRCRAFT N° and subsequent. Provided approval is received by

Buyer approval Seller approval
By : By:
Date: Date:

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SCHEDULE 2    Exhibit B-1                    Page 1 of 3

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SCHEDULE 2	PROPRIETARY AND CONFIDENTIAL

EXHIBIT B-1

TAM - LINHAS AERAS

SPECIFICATION CHANGE NOTICE (SCN)	SCN Number Issue Dated Page

Specification repercussion:

After contractual agreement with respect to weight, performance, delivery, etc, the indicated part of the specification wording will read as follows:

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SCHEDULE 2    Exhibit B-1                    Page 2 of 3

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SCHEDULE 2	PROPRIETARY AND CONFIDENTIAL

EXHIBIT B-1

For

SPECIFICATION CHANGE NOTICE (SCN)	SCN Number Issue Dated Page

Scope of change (FOR INFORMATION ONLY)

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SCHEDULE 2    Exhibit B-1                    Page 3 of 3

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SCHEDULE 2	PROPRIETARY AND CONFIDENTIAL

EXHIBIT B-2

TAM - LINHAS AERAS

MANUFACTURER’S SPECIFICATION CHANGE NOTICE (MSCN)	MSCN Number Issue Dated Page
Title:
Description:
Effect on weight: • Manufacturer’s Weight Empty change : • Operational Weight Empty change : • Allowable Payload change :

Remarks / References

Specification changed by this MSCN

Price per aircraft

US DOLLARS: AT DELIVERY CONDITIONS:

This change will be effective on	AIRCRAFT N°	and subsequent.

Provided MSCN is not rejected by

Buyer approval	Seller approval

By :	By :
Date :	Date :

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SCHEDULE 2	PROPRIETARY AND CONFIDENTIAL

EXHIBIT B-2

TAM - LINHAS AERAS

MANUFACTURER’S SPECIFICATION CHANGE NOTICE (MSCN)	MSCN Number Issue Dated Page

Specification repercussion:

After contractual agreement with respect to weight, performance, delivery, etc, the indicated part of the specification wording will read as follows:

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SCHEDULE 2    Exhibit B-2                    Page 2 of 3

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SCHEDULE 2	PROPRIETARY AND CONFIDENTIAL

EXHIBIT B-2

TAM - LINHAS AERAS

MANUFACTURER’S SPECIFICATION CHANGE NOTICE (MSCN)	MSCN Number Issue Dated Page

Specification repercussion:

Scope of change (FOR INFORMATION ONLY)

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SCHEDULE 2    Exhibit B-2                    Page 3 of 3

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SCHEDULE 3	PROPRIETARY AND CONFIDENTIAL

EXHIBIT I

LICENSES AND ON LINE SERVICES

Part 5	END-USER SUBLICENSE AGREEMENT FOR SUPPLIER SOFTWARE

Part 6	END-USER SUBLICENSE AGREEMENT FOR ACS SUPPLIER SOFTWARE

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SCHEDULE 3                                             Page 1 of 17

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SCHEDULE 3	PROPRIETARY AND CONFIDENTIAL

PART 5

END-USER SUBLICENSE AGREEMENT FOR SUPPLIER SOFTWARE

1	DEFINITIONS

For the purposes of this end-user sublicense agreement for Supplier Software (the “Software Sublicense”) the following definitions shall apply:

“Agreement” means the Purchase Agreement of even date herewith covering the purchase and sale of the Aircraft subject thereof.

“Aircraft” means, individually or collectively, the Aircraft subject of the Agreement.

“Composite Work” means the package composed of various elements, such as database(s), software or data, and which necessitates the use of the Supplier Software.

“Permitted Purpose” means use of the Supplier Software by the Sublicensee for its own internal business needs, solely in conjunction with the Aircraft and in particular pertaining to (i) operation of the Aircraft; (ii) on ground operational support of the Aircraft; or (iii) related authorized customization of software.

“Sublicensee” means the Buyer under the Agreement.

“Sublicensor” means the Seller under the Agreement as authorized by the Supplier to sublicense the Supplier Software to the operators of Airbus aircraft.

“Supplier” means each of the Sublicensor’s suppliers owning the intellectual property rights in the corresponding Supplier Software (or holding the right to authorize the Sublicensor to sublicense such Supplier Software) and having granted to the Sublicensor the right to sublicense such Supplier Software.

“Supplier Product Support Agreement” shall have the meaning set forth in Clause 12.3.1.3 of the Agreement.

“Supplier Software” means each of the Supplier’s proprietary products including Composite Work, configurations, processes, rules (together with any related documentation) as well as any modifications, enhancements or extensions thereto, as may be provided by the Supplier or the Sublicensor from time to time and the supply of which to the Sublicensee is governed by a Supplier Product Support Agreement. The Supplier Software shall be supplied in machine-readable code form only, for use in connection with the Aircraft or operations related to the Aircraft. For the avoidance of doubt, this Software Sublicense does not apply to (i) any software embedded in any component, furnishing or equipment installed on the Aircraft and itself bearing a

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SCHEDULE 3	PROPRIETARY AND CONFIDENTIAL

partnumber (ii) third party software not provided under a Supplier Product Support Agreement, including but not limited to any standard, “off the shelf” software (Components Off The Shelf/COTS) and (iii) open source software contained in the Supplier Software, if any, and it is hereby acknowledged and agreed by both parties hereto that such open source software is independently distributed on an “as is” basis under the respective license terms therefor, and that the Sublicensor disclaims any liability in relation to such open source software.

“Update(s)” means any update(s) or replacement(s) to the Supplier Software licensed hereunder, which the Sublicensor or the Supplier, at their discretion, make generally available to the Sublicensee.

“User Guide” means the documentation, which may be in electronic format, designed to assist the Sublicensee in using the Supplier Software.

Capitalized terms used herein and not otherwise defined in this Software Sublicense shall have the meaning assigned thereto in the Agreement.

2	LICENSE

In consideration of the purchase by the Sublicensee of the Aircraft, the Sublicensee is hereby [***] worldwide and non-exclusive right to use the Supplier Software, for a Permitted Purpose. Each Supplier shall remain the owner of all intellectual property rights in the Supplier Software. There shall be one Software Sublicense granted in respect of each Aircraft purchased by the Sublicensee.

The Sublicensee hereby acknowledges that it is aware that certain Supplier Software subject of this Software Sublicense may incorporate some third party software or open source software components. The Sublicensee hereby agrees to be bound by the licensing terms and conditions applicable to such third party software and made available by the Sublicensor through AirbusWorld.

3	ASSIGNMENT AND DELEGATION

3.1	Assignment

The Sublicensee may, at any time, assign or otherwise transfer all or part of its rights under this Software Sublicense only as part of, and to the extent of, a sale, transfer or lease of any or all of the Aircraft to which the Supplier Software are related provided that the Sublicensee causes the assignee to agree to the terms of this Software Sublicense.

The Sublicensee shall assign a Software Sublicense for all Supplier Software installed on the sold, transferred or leased Aircraft and shall retain all other Software Sublicenses attached to any Aircraft that the Sublicensee continues to operate.

In the event of any such assignment or transfer, the Sublicensee shall transfer the copies of the Supplier Software attached to the sold, transferred or leased Aircraft (including all component parts, media, any upgrades or backup copies, this Software Sublicense, and if applicable, certificate(s) of authenticity), except as otherwise instructed by the Sublicensor.

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SCHEDULE 3	PROPRIETARY AND CONFIDENTIAL

3.2	Delegation

Without prejudice to Article 10 hereof, in the event of the Sublicensee intending to designate a maintenance and repair organization or a third party to perform the maintenance of the Aircraft or to perform data processing on its behalf (each a “Third Party”), the Sublicensee shall notify the Sublicensor of such intention prior to any disclosure of this Software Sublicense and/or the Supplier Software to such Third Party.

The Sublicensee hereby undertakes to use reasonable endeavours to cause such Third Party to enter into appropriate licensing conditions with the corresponding Supplier and to commit to use the Supplier Software solely for the purpose of maintaining the Sublicensee’s Aircraft and/or processing the Sublicensee’s data.

4	COPIES

Use of the Supplier Software is limited to the number of copies delivered by the Sublicensor to the Sublicensee and to the medium on which the Supplier Software is delivered. No reproduction shall be made without the written consent of the Sublicensor, except that the Sublicensee is authorized to copy the Supplier Software for back-up and archiving purposes. Any copy the Sublicensor authorizes the Sublicensee to make shall be performed under the sole responsibility of the Sublicensee. The Sublicensee agrees to reproduce the copyright and other notices as they appear on or within the original media on any copies that the Sublicensee makes of the Supplier Software.

5	TERM

Subject to the Sublicensee having complied with the terms of this Software Sublicense, the rights under this Software Sublicense shall be [***] by the Sublicensee or any of its assignees, or (ii) the Agreement, this Software Sublicense or any part thereof, being terminated for any reason whatsoever, in which case the Sublicensee shall immediately cease to use the affected Supplier Software upon the effective termination date.

6	CONDITIONS OF USE

The Supplier Software shall only be used for the Permitted Purpose.

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SCHEDULE 3	PROPRIETARY AND CONFIDENTIAL

The Sublicensee shall be solely responsible for, and agrees to be careful in the use of, all outputs and results derived from the operation of the Supplier Software and all consequences, direct and indirect, relating to the use of such output and results. The Sublicensee agrees to use such outputs and results only once it has verified such outputs and results and has checked the relevance and correctness thereof, in the light of its particular needs.

The Sublicensee expressly acknowledges that it will take all appropriate precautions for the use of the Supplier Software, including without limitation measures required for its compliance with the User Guide or any information or directive regarding the use of the Supplier Software.

Under the present Software Sublicense, the Sublicensee shall:

a)	not permit any parent, subsidiary, affiliate, agent or other third party to use the Supplier Software in any manner, including, but not limited to, any outsourcing, loan, commercialization of the Supplier Software or commercialization by merging the Supplier Software into another software or adapting the Supplier Software, without the prior written consent from the Supplier;

b)	use reasonable endeavours to maintain the Supplier Software and the relating documentation in good working condition, in order to ensure the correct operation thereof;

c)	use the Supplier Software in accordance with such documentation and the User Guide, and ensure that the personnel using the Supplier Software has received appropriate training;

d)	use the Supplier Software exclusively in the technical environment defined in the applicable User Guide, except as otherwise agreed in writing between the parties;

e)	except as permitted by French law, not alter, reverse engineer, modify, correct, translate, disassemble, decompile or adapt the Supplier Software, nor integrate all or part of the Supplier Software in any manner whatsoever into another software product; nor create a software product derived from the Supplier Software save with the Supplier’s prior written approval;

f)	should the Sublicensor or the Supplier have elected to provide the source code to the Sublicensee, have the right to study and test the Supplier Software, under conditions to be expressly specified by the Sublicensor, but in no event shall the Sublicensee have the right to correct, modify or translate the Supplier Software;

g)	not attempt to discover or re-write the Supplier Software source codes in any manner whatsoever;

h)	not delete any identification or declaration relative to the intellectual property rights, trademarks or any other information related to ownership or intellectual property rights in the Supplier Software;

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“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

SCHEDULE 3	PROPRIETARY AND CONFIDENTIAL

i)	not pledge, sell, distribute, grant, sublicense, lease, lend, whether on a free-of-charge basis or against payment, or permit access on a time-sharing basis or any other utilization of the Supplier Software, whether in whole or in part, for the benefit of a third party;

7	TRAINING

In addition to the User Guide provided with the Supplier Software, training and other assistance shall be provided upon the Sublicensee’s request, subject to conditions set forth in the Agreement. Such assistance or training shall not operate to relieve the Sublicensee of its sole responsibility with respect to the use of the Supplier Software under this Software Sublicense.

8	PROPRIETARY RIGHTS—RIGHT TO CORRECT AND MODIFY

8.1	The Supplier Software is proprietary to the Supplier and the Sublicensor represents and warrants that it has been granted the intellectual property rights necessary to grant this Software Sublicense. The copyright and all other proprietary rights in the Supplier Software are and shall remain the property of the Supplier.

8.2	The Supplier may correct or modify its Supplier Software from time to time at its sole discretion and the Sublicensee shall not undertake any correction or modification of the Supplier Software without the Sublicensor’s prior written approval. The Sublicensee shall install any Updates provided either by the Supplier or the Sublicensor in accordance with the time schedule notified with the provision of such Update(s). In the event of the Sublicensee failing to install any such Update(s), both the Sublicensor and the Supplier shall be relieved of any warranty or liability of any kind with respect to the conformity or operation of the Supplier Software.

9	COPYRIGHT INDEMNITY

The Sublicensee hereby accepts the transfer to its benefit of all transferable and enforceable copyright indemnity conditions related to the corresponding Supplier Software and contained in the applicable Supplier Product Support Agreement.

10	CONFIDENTIALITY

The Supplier Software, this Software Sub-license and their contents are designated as confidential. The Sublicensee undertakes not to disclose the Software Sub-license, the Supplier Software or any parts thereof to any third party without the prior written consent of the Sublicensor, except to the lessee in case of lease of an Aircraft or to the buyer in case of resale of the Aircraft, without prejudice to any provisions set forth in the Agreement. In so far as it is necessary to disclose aspects of the Supplier Software to the Sublicensee’s employees, such disclosure is permitted solely for the purpose for which the Supplier Software is supplied and only to those employees who need to know the same, save as permitted herein or where otherwise required pursuant to an enforceable court order or any governmental decision or regulatory provision imposed on the Sublicensee, provided that reasonable prior notice of the intended disclosure is provided to the Sublicensor.

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SCHEDULE 3                                             Page 6 of 17

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

SCHEDULE 3	PROPRIETARY AND CONFIDENTIAL

The obligations of the Sublicensee to maintain confidentiality shall survive the termination of this Software Sublicense for a period of ten (10) years.

11	ACCEPTANCE

Supplier Software shall be deemed accepted as part of the Technical Acceptance Process set out in Clause 8 of the Agreement.

12	WARRANTY

The Sublicensee hereby accepts the transfer to its benefit of all transferable and enforceable warranties related to the corresponding Supplier Software and contained in the applicable Supplier Product Support Agreement.

As a result, THE SUBLICENSEE acknowledges that the transferable and enforceable warranties, OBLIGATIONS and LIABILITIES contained in the Supplier Product Support Agreement shall constitute the sole and exclusive remedy available in the event of any defect or non-conformity of the Supplier Software.

Neither the Supplier nor the Sublicensor shall have any liability for data that is entered into the Supplier Software by the Sublicensee and/or used for computation purposes.

13	LIABILITY AND INDEMNITY

The Supplier Software is supplied under the express condition that neither the Supplier nor the Sublicensor shall have any liability in contract or in tort arising from or in connection with any use and/or possession by the Sublicensee of the Supplier Software not in accordance with this Software Sublicense, and that the Sublicensee shall indemnify and hold the Sublicensor and the Supplier harmless from and against any liabilities and claims from third parties arising from such use and/or possession which is not in accordance with this Software Sublicense.

14	EXCUSABLE DELAYS

14.1	Neither the Sublicensor nor the Supplier(s) shall be responsible nor be deemed to be in default on account of delays in delivery of any Supplier Software or Updates due to causes reasonably beyond Sublicensor’s or its suppliers’ or subcontractors’ (including the Supplier) control including but not limited to: natural disasters, fires, floods, explosions or earthquakes, epidemics or quarantine restrictions, serious accidents, total or constructive total loss, any act of the government of the country of the Sublicensee or the governments of the countries of Sublicensor or its subcontractors

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SCHEDULE 3                                             Page 7 of 17

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

SCHEDULE 3	PROPRIETARY AND CONFIDENTIAL

or its suppliers (including the Supplier), war, insurrections or riots, failure of transportation, communications or services, strikes or labor troubles causing cessation, slow down or interruption of services, inability after due and timely diligence to procure materials, accessories, equipment or parts, failure of a subcontractor or supplier (including the Supplier) to furnish materials, accessories, equipment or parts due to causes reasonably beyond such subcontractor’s or supplier’s (including the Supplier) control or failure of the Sublicensee or the Supplier to comply with its obligations arising out of the present Software Sublicense.

14.2	The Sublicensor shall, and/or shall cause the Supplier to, as soon as practicable after becoming aware of any delay falling within the provisions of this Article, notify the Sublicensee of such delay and of the probable extent thereof and shall, subject to the conditions as hereinafter provided and as soon as practicable after the removal of the cause or causes for delay, resume delivery of the delayed Supplier Software or Update.

15 TERMINATION

In the event of breach of an obligation set forth in this Software Sublicense by either the Sublicensor or the Sublicensee, [***] notifying the breach, the non-breaching party shall be entitled to terminate this Software Sublicense.

In the event of termination for any cause, the Sublicensee shall no longer have any right to use the Supplier Software and shall return to the Supplier all copies of the Supplier Software and any relating documentation together with an affidavit to that effect.

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SCHEDULE 3                                                 Page 8 of 17

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

SCHEDULE 3	PROPRIETARY AND CONFIDENTIAL

16	GENERAL PROVISIONS

16.1	This Software Sublicense is an Exhibit to the Agreement and integrally forms part thereof. As a result, any non-conflicting terms of the Agreement are deemed incorporated herein to the extent they are relevant in the context of this Software Sublicense.

16.2	Notwithstanding the terms of Clause 22.10 of the Agreement, in the event of any inconsistency or discrepancy between any term of this Software Sublicense and any term of the Agreement (including any Appendix or other Exhibits thereto), the terms of this Software Sublicense shall take precedence over the conflicting terms of the Agreement to the extent necessary to resolve such inconsistency or discrepancy.

16.3	The Sublicensee acknowledges that the Supplier Software covered under the present Sub-license Agreement is also subject to the conditions relative to each Supplier Software set forth in the corresponding Supplier Product Support Agreement. In the event of any inconsistency between the terms of this Sub-license Agreement and the terms contained in the corresponding Supplier Product Support Agreement, the latter shall prevail to the extent of such inconsistency.

A350 XWB PA – TAM – AMDT. 2 – D10013836-7/2014

SCHEDULE 3                                             Page 9 of 17

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

SCHEDULE 3	PROPRIETARY AND CONFIDENTIAL

PART 6

END-USER SUBLICENSE AGREEMENT FOR ACS SUPPLIER SOFTWARE

1.	DEFINITIONS

For the purposes of this end-user sublicense agreement for ACS Supplier Software (the “ACS Software Sublicense”) the following definitions shall apply:

“Agreement” means the Purchase Agreement of even date herewith covering the purchase and sale of the Aircraft subject thereof.

“Aircraft” means, individually or collectively, the Aircraft subject of the Agreement.

“Composite Work” means the package composed of various elements, such as database(s), software or data, and which necessitates the use of the ACS Supplier Software.

“Permitted Purpose” means use of the ACS Supplier Software by the ACS Sublicensee for its own internal business needs, solely in conjunction with the Aircraft and in particular pertaining to (i) operation of the Aircraft; (ii) on ground operational support of the Aircraft; or (iii) related authorized customization of software.

“ACS Sublicensee” means the Buyer under the Agreement.

“ACS Sublicensor” means the Seller under the Agreement as authorized by the ACS Supplier to sublicense the ACS Supplier Software to the operators of Airbus aircraft.

“ACS Supplier” means each of the Sublicensor’s suppliers owning the intellectual property rights in the corresponding ACS Supplier Software (or holding the right to authorize the Sublicensor to sublicense such ACS Supplier Software) and having granted to the Sublicensor the right to sublicense such ACS Supplier Software.

“Airbus Contracted Suppliers Support Agreement” shall have the meaning set forth in Clause 12.3.2.1.4 of the Agreement.

“ACS Supplier Software” means each of the ACS Supplier’s proprietary products including Composite Work, configurations, processes, rules (together with any related documentation) as well as any modifications, enhancements or extensions thereto, as may be provided by the ACS Supplier or the ACS Sublicensor from time to time and the supply of which to the ACS Sublicensee is governed by a Airbus Contracted Suppliers Support Agreement. The ACS Supplier Software shall be supplied in machine readable code form only, for use in connection with the Aircraft or operations related to the Aircraft. For the avoidance of doubt, this ACS Software Sublicense does not apply to (i) any software embedded in any component, furnishing or equipment installed on the Aircraft and itself bearing a partnumber (ii) third party software not provided under a Airbus Contracted Suppliers Support Agreement, including but not limited to any standard, “off the shelf” software (Components Off The Shelf/COTS) and (iii) open source software contained in the ACS Supplier Software, if any, and it is

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SCHEDULE 3                                        Page 10 of 17

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

SCHEDULE 3	PROPRIETARY AND CONFIDENTIAL

i)	not pledge, sell, distribute, grant, sublicense, lease, lend, whether on a free-of-charge basis or against payment, or permit access on a time-sharing basis or any other utilization of the ACS Supplier Software, whether in whole or in part, for the benefit of a third party;

7.	TRAINING

In addition to the User Guide provided with the ACS Supplier Software, training and other assistance shall be provided upon the ACS Sublicensee’s request, subject to conditions set forth in the Agreement. Such assistance or training shall not operate to relieve the ACS Sublicensee of its sole responsibility with respect to the use of the ACS Supplier Software under this ACS Software Sublicense.

8.	PROPRIETARY RIGHTS - RIGHT TO CORRECT AND MODIFY

8.1	The ACS Supplier Software is proprietary to the ACS Supplier and the ACS Sublicensor represents and warrants that it has been granted the intellectual property rights necessary to grant this ACS Software Sublicense. The copyright and all other proprietary rights in the ACS Supplier Software are and shall remain the property of the ACS Supplier.

8.2	The ACS Supplier may correct or modify its ACS Supplier Software from time to time at its sole discretion and the ACS Sublicensee shall not undertake any correction or modification of the ACS Supplier Software without the ACS Sublicensor’s prior written approval. The ACS Sublicensee shall install any Updates provided either by the ACS Supplier or the ACS Sublicensor in accordance with the time schedule notified with the provision of such Update(s). In the event of the ACS Sublicensee failing to install any such Update(s), both the ACS Sublicensor and the ACS Supplier shall be relieved of any warranty or liability of any kind with respect to the conformity or operation of the ACS Supplier Software.

9.	COPYRIGHT INDEMNITY

The ACS Sublicensee hereby accepts the transfer to its benefit of all transferable and enforceable copyright indemnity conditions related to the corresponding ACS Supplier Software and contained in the applicable Airbus Contracted Suppliers Support Agreements.

10.	CONFIDENTIALITY

The ACS Supplier Software, this ACS Software Sub-license and their contents are designated as confidential. The ACS Sublicensee undertakes not to disclose the ACS Software Sublicense, the ACS Supplier Software or any parts thereof to any third party without the prior written consent of the ACS Sublicensor, except to the lessee in case of lease of an Aircraft or to the buyer in case of resale of the Aircraft, without prejudice to any provisions set forth in the Agreement. In so far as it is necessary to disclose

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SCHEDULE 3                                             Page 14 of 17

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

SCHEDULE 3	PROPRIETARY AND CONFIDENTIAL

aspects of the ACS Supplier Software to the ACS Sublicensee’s employees, such disclosure is permitted solely for the purpose for which the ACS Supplier Software is supplied and only to those employees who need to know the same, save as permitted herein or where otherwise required pursuant to an enforceable court order or any governmental decision or regulatory provision imposed on the ACS Sublicensee, provided that reasonable prior notice of the intended disclosure is provided to the ACS Sublicensor.

The obligations of the ACS Sublicensee to maintain confidentiality shall survive the termination of this ACS Software Sublicense for a period of ten (10) years.

11.	ACCEPTANCE

ACS Supplier Software shall be deemed accepted as part of the Technical Acceptance Process set out in Clause 8 of the Agreement.

12.	WARRANTY

The ACS Sublicensee hereby accepts the transfer to its benefit of all transferable and enforceable warranties related to the corresponding ACS Supplier Software and contained in the applicable Airbus Contracted Suppliers Support Agreements.

As a result, THE ACS SUBLICENSEE acknowledges that the transferable and enforceable warranties, OBLIGATIONS and LIABILITIES contained in the AIRBUS CONTRACTED SUPPLIERS Support Agreements shall constitute the sole and exclusive remedy available in the event of any defect or non-conformity of the ACS Supplier Software.

Neither the ACS Supplier nor the ACS Sublicensor shall have any liability for data that is entered into the ACS Supplier Software by the ACS Sublicensee and/or used for computation purposes.

13.	LIABILITY AND INDEMNITY

The ACS Supplier Software is supplied under the express condition that neither the ACS Supplier nor the ACS Sublicensor shall have any liability in contract or in tort arising from or in connection with any use and/or possession by the ACS Sublicensee of the ACS Supplier Software not in accordance with this ACS Software Sublicense, and that the ACS Sublicensee shall indemnify and hold the ACS Sublicensor and the ACS Supplier harmless from and against any liabilities and claims from third parties arising from such use and/or possession which is not in accordance with this ACS Software Sublicense.

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SCHEDULE 3                                             Page 15 of 17

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

SCHEDULE 3	PROPRIETARY AND CONFIDENTIAL

14.	EXCUSABLE DELAYS

14.1	Neither the ACS Sublicensor nor the ACS Supplier(s) shall be responsible nor be deemed to be in default on account of delays in delivery of any ACS Supplier Software or Updates due to causes reasonably beyond ACS Sublicensor’s or its suppliers’ or subcontractors’ (including the ACS Supplier) control including but not limited to: natural disasters, fires, floods, explosions or earthquakes, epidemics or quarantine restrictions, serious accidents, total or constructive total loss, any act of the government of the country of the ACS Sublicensee or the governments of the countries of ACS Sublicensor or its subcontractors or its suppliers (including the ACS Supplier), war, insurrections or riots, failure of transportation, communications or services, strikes or labor troubles causing cessation, slow down or interruption of services, inability after due and timely diligence to procure materials, accessories, equipment or parts, failure of a subcontractor or supplier (including the ACS Supplier) to furnish materials, accessories, equipment or parts due to causes reasonably beyond such subcontractor’s or supplier’s (including the ACS Supplier) control or failure of the ACS Sublicensee or the ACS Supplier to comply with its obligations arising out of the present ACS Software Sublicense.

14.2	The ACS Sublicensor shall, and/or shall cause the ACS Supplier to, as soon as practicable after becoming aware of any delay falling within the provisions of this Article, notify the ACS Sublicensee of such delay and of the probable extent thereof and shall, subject to the conditions as hereinafter provided and as soon as practicable after the removal of the cause or causes for delay, resume delivery of the delayed ACS Supplier Software or Update.

15.	TERMINATION

In the event of breach of an obligation set forth in this ACS Software Sublicense by either the ACS Sublicensor or the ACS Sublicensee, [***] notifying the breach, the non-breaching party shall be entitled to terminate this ACS Software Sublicense.

In the event of termination for any cause, the ACS Sublicensee shall no longer have any right to use the ACS Supplier Software and shall return to the ACS Supplier all copies of the ACS Supplier Software and any relating documentation together with an affidavit to that effect.

16.	GENERAL PROVISIONS

16.1	This ACS Software Sublicense is an Exhibit to the Agreement and integrally forms part thereof. As a result, any non-conflicting terms of the Agreement are deemed incorporated herein to the extent they are relevant in the context of this ACS Software Sublicense.

16.2	In the event of any inconsistency or discrepancy between any term of this ACS Software Sublicense and any term of the Agreement (including any Appendix or other Exhibits thereto), the terms of this ACS Software Sublicense shall take precedence over the conflicting terms of the Agreement to the extent necessary to resolve such inconsistency or discrepancy.

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SCHEDULE 3                                             Page 16 of 17

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

SCHEDULE 3	PROPRIETARY AND CONFIDENTIAL

16.3	The ACS Sublicensee acknowledges that the ACS Supplier Software covered under the present ACS Software Sublicense is also subject to the conditions relative to each ACS Supplier Software set forth in the corresponding Airbus Contracted Suppliers Support Agreements. In the event of any inconsistency between the terms of this ACS Sublicense Agreement and the terms contained in the corresponding Airbus Contracted Suppliers Support Agreement, the latter shall prevail to the extent of such inconsistency.

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SCHEDULE 3                                             Page 17 of 17

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

LETTER AGREEMENT N° 1 to Amendment N° 2	PROPRIETARY AND CONFIDENTIAL

July 15, 2014

TAM - LINHAS AEREAS S.A.

Avenida Jurandir, 856, 2°andar, Lote 4,

CEP 04072 - 000, Jardim CECI,

SAO PAULO - SP,

BRAZIL

Subject : SPECIAL CONDITIONS

TAM - LINHAS AEREAS S.A. (the “Buyer”) and AIRBUS S.A.S. (the “Seller”) have entered into an Amendment No.1 dated July 28, 2010 (“Amendment No. 1”) and Amendment No. 2 dated as of even date herewith (“Amendment No. 2”) relating to an A350 XWB Purchase Agreement dated 20 December 2005, as amended and restated on 21 January 2008, as amended, supplemented or otherwise modified to and including the date hereof (the “A350 XWB Purchase Agreement” or the “Agreement”) which covers the manufacture and the sale by the Seller and the purchase by the Buyer of the A350 XWB Aircraft as described in the Agreement.

Capitalized terms used herein and not otherwise defined in this Letter Agreement shall have the meanings assigned thereto in the A350 XWB Purchase Agreement.

Both parties agree that this Letter Agreement, upon execution thereof, shall constitute an integral, non-severable part of the A350 XWB Purchase Agreement and shall be governed by all its provisions, as such provisions have been specifically amended pursuant to this Letter Agreement.

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- Letter Agreement N° 1 to Amendment N° 2 -Page 1/7

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

LETTER AGREEMENT N° 1 to Amendment N° 2	PROPRIETARY AND CONFIDENTIAL

1.	[***]

2.	Aircraft Price Revision Formula

2.1	[***]

3.	[***] Predelivery Payments

[***]

4.	[***]

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- Letter Agreement N° 1 to Amendment N° 2 -Page 2/7

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

LETTER AGREEMENT N° 1 to Amendment N° 2	PROPRIETARY AND CONFIDENTIAL

[***]

5.	[***]

6.	Non-Excusable Delay

In respect of the                 [***]                     , with a Scheduled Delivery [***] of the Agreement, as amended by Letter Agreement N° 12, is deleted in its entirety and replaced with the following:

QUOTE

11.1	[***]

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- Letter Agreement N° 1 to Amendment N° 2 -Page 3/7

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

LETTER AGREEMENT N° 1 to Amendment N° 2	PROPRIETARY AND CONFIDENTIAL

[***]

UNQUOTE

7.	[***]

8.	[***]

8.1	Clause 2.2 of Letter Agreement No 14 is hereby deleted in its entirety and replaced with the words “Intentionally left blank”.

8.2	[***]

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- Letter Agreement N° 1 to Amendment N° 2 -Page 4/7

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

LETTER AGREEMENT N° 1 to Amendment N° 2	PROPRIETARY AND CONFIDENTIAL

[***]

9.	Assignment

Notwithstanding any other provision of this Letter Agreement or of the A350 XWB Purchase Agreement, this Letter Agreement and the rights and obligations of the Buyer herein shall not be assigned or transferred in any manner, and any attempted assignment or transfer in contravention of the provisions of this Clause shall be void and of no force or effect.

10.	Confidentiality

This Letter Agreement is subject to the terms and conditions of Clause 22.10 of the A350 XWB Purchase Agreement.

11.	Law and Jurisdiction

This Letter Agreement shall be governed by and construed in accordance with the laws of France. Any dispute arising out of or in connection with this Letter Agreement shall be within the exclusive jurisdiction of the Tribunal de Commerce of Paris.

12.	Severability

In the event that any provision of this Letter Agreement should for any reason be held ineffective, the remainder of this Letter Agreement shall remain in full force and effect. To the extent permitted by applicable law, each party hereto hereby waives any provision of law which renders any provision of this Letter Agreement prohibited or unenforceable in any respect. Any provisions of this Letter Agreement which may prove to be or become, illegal, invalid or unenforceable in whole or in part, shall as far as reasonably possible, and subject to applicable law, be performed in accordance with the spirit and purpose of this Letter Agreement.

13.	Alterations to Contract

This Letter Agreement contains the entire agreement between the parties with respect to the subject matter hereof and supersedes any previous understandings, commitments or representations whatsoever oral or written in respect thereto. This Letter Agreement shall not be varied except by an instrument in writing of date even herewith or subsequent hereto executed by both parties or by their duly authorised representatives.

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- Letter Agreement N° 1 to Amendment N° 2 -Page 5/7

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

LETTER AGREEMENT N° 1 to Amendment N° 2	PROPRIETARY AND CONFIDENTIAL

If the foregoing correctly sets forth our understanding, please execute two (2) originals in the space provided below and return one (1) original of this Letter Agreement to the Seller.

Agreed and Accepted	Agreed and Accepted

For and on behalf of	For and on behalf of

TAM - LINHAS AEREAS S.A.	AIRBUS S.A.S.

Name:	Name:

Title:	Title:

Date:	Date:

Name:

Title:

Date:

Witness

Name:

Title:

Date:

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- Letter Agreement N° 1 to Amendment N° 2 -Page 6/7

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

Schedule 1 LETTER AGREEMENT N° 1 to Amendment N° 2	PROPRIETARY AND CONFIDENTIAL

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- Letter Agreement N° 1 to Amendment N° 2 -Page 7/7

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

LETTER AGREEMENT N° 2 to Amendment N° 2	PROPRIETARY AND CONFIDENTIAL

July 15, 2014

TAM - LINHAS AEREAS S.A.

Avenida Jurandir, 856, 2°andar, Lote 4,

CEP 04072 - 000, Jardim CECI,

SAO PAULO - SP,

BRAZIL

Subject : SPECIFICATION MATTERS

TAM - LINHAS AEREAS S.A. (the “Buyer”) and AIRBUS S.A.S. (the “Seller”) have entered into an Amendment No.1 dated July 28, 2010 (“Amendment No. 1”) and Amendment No. 2 dated as of even date herewith (“Amendment No. 2”) relating to an A350 XWB Purchase Agreement dated 20 December 2005, as amended and restated on 21 January 2008, as amended, supplemented or otherwise modified to and including the date hereof (the “A350 XWB Purchase Agreement” or the “Agreement”) which covers the manufacture and the sale by the Seller and the purchase by the Buyer of the A350 XWB Aircraft as described in the Agreement.

Capitalized terms used herein and not otherwise defined in this Letter Agreement shall have the meanings assigned thereto in the A350 XWB Purchase Agreement.

Both parties agree that this Letter Agreement, upon execution thereof, shall constitute an integral, non-severable part of the A350 XWB Purchase Agreement and shall be governed by all its provisions, as such provisions have been specifically amended pursuant to this Letter Agreement.

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- Letter Agreement N° 2 to Amendment N° 2 -Page 1/6

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

LETTER AGREEMENT N° 2 to Amendment N° 2	PROPRIETARY AND CONFIDENTIAL

1.	MSCN [***]

2.	[***]

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- Letter Agreement N° 1 to Amendment N° 2 -Page 2/6

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

LETTER AGREEMENT N° 2 to Amendment N° 2	PROPRIETARY AND CONFIDENTIAL

3.	Branding of ACS Equipment

Should the Buyer wish to incorporate specific branding features (options and/or trim and finish) (hereinafter “Branding Features”) into ACS Equipment, the Buyer shall inform the Seller thereof in due time and the Seller and the corresponding ACS Supplier shall conduct a feasibility study of the Buyer’s request, [***]. It is understood between the parties that, irrespective of any other consideration, the request shall only be accepted if it is compatible with:

[***]

                                 if relevant, enter into an SCN as set forth in Clause 2.2.1 setting out the impact of the Branding Features on, inter alia, the Specification and/or price of the Aircraft.

4.	ADD Offering

The Buyer acknowledges the A350XWB program is as of the date hereof in a period of design and product development, and the Seller intends to make enhancements to (i) the Basic ADD and/or Standard Specification and (ii) the A350XWB options and features available to the Buyer. Furthermore, [***]

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- Letter Agreement N° 2 to Amendment N° 2 -Page 3/6

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

LETTER AGREEMENT N° 2 to Amendment N° 2	PROPRIETARY AND CONFIDENTIAL

5.	[***]

6.	[***]

Paragraph 2.1 of Letter Agreement No.14 is hereby amended by adding the following quoted provisions immediately after the last sentence:

QUOTE

[***]

UNQUOTE

7.	[***]

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- Letter Agreement N° 2 to Amendment N° 2 -Page 4/6

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

LETTER AGREEMENT N° 2 to Amendment N° 2	PROPRIETARY AND CONFIDENTIAL

8.	Assignment

Notwithstanding any other provision of this Letter Agreement or of the A350 XWB Purchase Agreement, this Letter Agreement and the rights and obligations of the Buyer herein shall not be assigned or transferred in any manner, and any attempted assignment or transfer in contravention of the provisions of this Clause shall be void and of no force or effect.

9.	Confidentiality

This Letter Agreement is subject to the terms and conditions of Clause 22.10 of the A350 XWB Purchase Agreement.

10.	Law and Jurisdiction

This Letter Agreement shall be governed by and construed in accordance with the laws of France. Any dispute arising out of or in connection with this Letter Agreement shall be within the exclusive jurisdiction of the Tribunal de Commerce of Paris.

11.	Severability

In the event that any provision of this Letter Agreement should for any reason be held ineffective, the remainder of this Letter Agreement shall remain in full force and effect. To the extent permitted by applicable law, each party hereto hereby waives any provision of law which renders any provision of this Letter Agreement prohibited or unenforceable in any respect. Any provisions of this Letter Agreement which may prove to be or become, illegal, invalid or unenforceable in whole or in part, shall as far as reasonably possible, and subject to applicable law, be performed in accordance with the spirit and purpose of this Letter Agreement.

12.	Alterations to Contract

This Letter Agreement contains the entire agreement between the parties with respect to the subject matter hereof and supersedes any previous understandings, commitments or representations whatsoever oral or written in respect thereto. This Letter Agreement shall not be varied except by an instrument in writing of date even herewith or subsequent hereto executed by both parties or by their duly authorised representatives.

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- Letter Agreement N° 2 to Amendment N° 2 -Page 5/6

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

LETTER AGREEMENT N° 2 to Amendment N° 2	PROPRIETARY AND CONFIDENTIAL

If the foregoing correctly sets forth our understanding, please execute two (2) originals in the space provided below and return one (1) original of this Letter Agreement to the Seller.

Agreed and Accepted	Agreed and Accepted

For and on behalf of	For and on behalf of

TAM - LINHAS AEREAS S.A.	AIRBUS S.AS.

Name:	Name:

Title:	Title:

Date:	Date:

Name:

Title:

Date:

Witness

Name:

Title:

Date:

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- Letter Agreement N° 2 to Amendment N° 2 -Page 6/6

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

PROPRIETARY AND CONFIDENTIAL

AMENDMENT N°3

TO THE

A350 XWB PURCHASE AGREEMENT

BETWEEN

AIRBUS S.A.S.

as Seller

AND

LATAM AIRLINES GROUP S.A.

as Buyer

REF: D10013836

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“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

AMENDMENT N°3

TO THE

A350 XWB PURCHASE AGREEMENT

This Amendment N°3 is made as of the 30th day of October 2014,

Between

AIRBUS S.A.S., having its principal office at:

1, rond-point Maurice Bellonte

31707 BLAGNAC CEDEX

FRANCE

and registered with the Toulouse Register du Commerce et des Sociétés under number RCS Toulouse 383 474 814 (hereinafter referred to as “the Seller”) of the one part,

AND

LATAM AIRLINES GROUP S.A., having its principal office at:

Edificio Huidobro

Avenida Presidente Riesco 5711 – 20th Floor

Las Condes

SANTIAGO

CHILE

(herein after referred to as “the Buyer”) of the other part.

The Seller and the Buyer are hereinafter referred together as the “Parties” or each as a “Party”

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“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

WHEREAS

A-	The Seller and TAM Linhas Aereas S.A. (the “Original Buyer”) have signed on 20 December 2005 (as amended and restated on 21 January 2008) an A350 XWB Purchase Agreement (Reference CSC.337.0179/07) relating to the purchase by the Original Buyer and the sale by the Seller of certain A350 XWB aircraft as amended pursuant to an amendment N° 1 dated 28 July 2010 (“Amendment N° 1”) and an amendment N° 2 dated 15 July 2014 (“Amendment N° 2”) which, together with all Exhibits, Appendixes and Letter Agreements, is hereinafter referred to as the “Agreement”.

B-	The Buyer, Seller and Original Buyer entered into a novation agreement dated 21 July 2014 (the “Novation”) novating the Agreement from the Original Buyer to the Buyer (the Agreement as novated pursuant to the Novation is hereinafter referred to as the “A350 XWB Purchase Agreement”.

C-	The Buyer and the Seller now wish to enter into this Amendment N° 3 (“Amendment N° 3”) to [***] certain A350-900XWB Aircraft.

NOW THEREFORE IT IS AGREED AS FOLLOWS:

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“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

1.	SCOPE

The scope of this Amendment N° 3 is:

(i)	the amendment of the Delivery Schedule of a certain A350-900 XWB Aircraft, and

(ii)	the amendment of the governing law and jurisdiction provisions.

2.	CAC ID NUMBERS

2.1	The CAC ID numbers of each Aircraft as set forth in Clause 9 of the Agreement (“Old CACID”) are changed to New CACID numbers (“New CACID”) as set forth in Exhibit A to this Amendment.

2.2	Amendment No. 1 Revisions

2.2.1	Clause 2.3 of Amendment N° 1 to the Agreement, as replaced by Clause 2.4.1 of Amendment N° 2 to the Agreement, is hereby cancelled in its entirety and replaced with the following quoted provisions:

QUOTE

2.3 A350 XWB	[***]	Delivery Dates
The A350 XWB	[***]	shall have the following
CACID numbers	[***]
A350 XWB	[***]	CACID	[***]
A350 XWB	[***]	No. 1: 10021108	[***]
A350 XWB	[***]	No. 2: 10021109	[***]
A350 XWB	[***]	No. 3: 10021110	[***]
A350 XWB	[***]	No. 4: 10021111	[***]
A350 XWB	[***]	No. 5: 10021112	[***]

UNQUOTE

2.2.2	Clause 3 of Amendment N° 1 to the Agreement, as replaced by Clause 2.4.2 of Amendment N° 2 to the Agreement, is hereby cancelled in its entirety and replaced with the following quoted provisions:

QUOTE

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“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

3.	A350XWB AIRCRAFT [***]

Subject to the terms and conditions of this Amendment No 1, the Buyer hereby exercises its rights under Letter Agreement N° 4 to the Agreement, ‘ [***] ’ certain A350 XWB Aircraft as follows:

Aircraft CACID	[***]	[***]
10021113	[***]	A350-900 XWB
10021114	[***]	A350-900 XWB

Each         [***]        A350-900 XWB shall be referred to

as the        [***]

The Buyer and the Seller agree that [***]

UNQUOTE

2.3	Amendment No. 2 Revisions

Clause 2.1 of Amendment N° 2 to the Agreement is hereby cancelled in its entirety and replaced with the following quoted provisions:

QUOTE

2.1 The Parties have agreed to                  of the Aircraft identified by CAC ID numbers 10021100, 10021101, 10021102, 10021103, 10021104, 10021105, 10021106, 10021107, 10021098 and 10021099 (the             [***]            ) as follows:

CAC ID	[***] Scheduled Delivery Quarter	[***] Scheduled Delivery Quarter	Aircraft Type
10021100	2nd Quarter 2014	[***]	A350-900
10021101	2nd Quarter 2014	[***]	A350-900
10021102	4th Quarter 2014	[***]	A350-900
10021103	[***] 2015	[***]	A350-900
10021104	[***]	[***]	A350-900
10021105	[***]	[***]	A350-900
10021106	[***]	[***]	A350-900
10021107	[***]	[***] 2019	A350-900
10021098	[***]	[***]	A350-900
10021099	[***]	[***]	A350-900

[***]

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[***]

UNQUOTE

2.4	Letter Agreement N° 11 Revisions

Clause 5.3.1.1 of the Agreement, as amended by Letter Agreement N°11, and as further amended by Clause 5 of Amendment No 2 to the Agreement, is hereby cancelled in its entirety and replaced by the following quoted provisions:

QUOTE

5.3.1.1

[***]

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“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

[***]

- Aircraft identified by CAC ID 10021098	[	***]
- Aircraft identified by CAC ID 10021099	[	***]
- Aircraft identified by CAC ID 10021100	[	***]
- Aircraft identified by CAC ID 10021101	[	***]
- Aircraft identified by CAC ID 10021102	[	***]
- Aircraft identified by CAC ID 10021103	[	***]
- Aircraft identified by CAC ID 10021104	[	***]
- Aircraft identified by CAC ID 10021105	[	***]
- Aircraft identified by CAC ID 10021106	[	***]
- Aircraft identified by CAC ID 10021107	[	***]

UNQUOTE

2.5	Letter Agreement N° 1 to Amendment N° 2 Revisions

2.5.1	Clause 1 of Letter Agreement N° 1 to Amendment N° 2 to the Agreement is hereby cancelled in its entirety and replaced by the following quoted provisions:

QUOTE

1.	[***]

UNQUOTE

2.5.2	Clause 2.1 of Letter Agreement No 1 to Amendment No 2 to the Agreement is hereby cancelled in its entirety and replaced by the following quoted provisions:

QUOTE

2.1	[***]

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“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

[***]

UNQUOTE

2.5.3	Clause 3 of Letter Agreement N° 1 to Amendment N° 2 to the Agreement is hereby cancelled in its entirety and replaced by the following quoted provisions:

QUOTE

3.	[***]

UNQUOTE

2.5.4	Schedule 1 to Letter Agreement N° 1 to Amendment N° 2 to the Agreement is hereby cancelled in its entirety and replaced by the provisions contained in Exhibit B attached hereto.

2.5.5	Clause 11.1 of the Agreement, as amended by Letter Agreement No 12 to the Agreement and Letter Agreement No 1 to Amendment No 2 to the Agreement, is hereby amended by deleting the reference to the CAC ID number “210201” and replacing it with the CAC ID number “10021100”.

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“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

2.6	Amended and Restated Letter Agreement No 4 Revisions

Clause 1.1 of Amended and Restated Letter Agreement No 4 to the Agreement is hereby cancelled in its entirety and replaced with the following quoted provisions:

QUOTE

1.1.	[***]

UNQUOTE

3.	AIRCRAFT [***]

3.1	[***]

3.2	[***]

Aircraft Rank	[***]	Aircraft Type	Delivery Date
Aircraft N° 1	[***]	A350-900 XWB	[***]
Aircraft N° 2	[***]	A350-900 XWB	[***]
Aircraft N° 3	[***]	A350-900 XWB	[***]
Aircraft N° 4	[***]	A350-900 XWB	[***]

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“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

Aircraft N° 5	[***]	A350-900 XWB	[***]
Aircraft N° 6	[***]	A350-900 XWB	[***]
Aircraft N° 7	[***]	A350-900 XWB	[***]
Aircraft N° 8	[***]	A350-900 XWB	[***]
Aircraft N° 9	[***]	A350-900 XWB	[***]
Aircraft N° 10	[***]	A350-900 XWB	[***]
Aircraft N° 11	[***]	A350-900 XWB	[***]
Aircraft N° 12	[***]	A350-900 XWB	[***]
Aircraft N° 13	[***]	A350-900 XWB	[***]
Aircraft N° 14	[***]	A350-900 XWB	[***]
Aircraft N° 15	[***]	A350-900 XWB	[***]
Aircraft N° 16	[***]	A350-900 XWB	[***]
Aircraft N° 17	[***]	A350-900 XWB	[***]
Aircraft N° 18	[***]	A350-900 XWB	[***]
Aircraft N° 19	[***]	A350-900 XWB	[***]
Aircraft N° 20	[***]	A350-900 XWB	[***]
Aircraft N° 21	[***]	A350-900 XWB	[***]
Aircraft N° 22	[***]	A350-900 XWB	[***]
Aircraft N° 23	[***]	A350-900 XWB	[***]
Aircraft N° 24	[***]	A350-900 XWB	[***]
Aircraft N° 25	[***]	A350-900 XWB	[***]
Aircraft N° 26	[***]	A350-900 XWB	[***]
Aircraft N° 27	[***]	A350-900 XWB	[***]

4.	CHANGE OF LAW

4.1	The Buyer and the Seller agree to Delete Clause 22.4 of the Agreement in its entirety and to replace it with the following quoted provisions:

QUOTE

22.4 Law and Jurisdiction

22.4.1 This Agreement shall be governed by and construed in accordance with the laws of England.

22.4.2 Any dispute arising out of or in connection with this Agreement shall be within the exclusive jurisdiction of the Courts of England.

UNQUOTE

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“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

4.2	Notwithstanding the provisions set out in Clause 4.1 of this Amendment No. 3, the Parties hereby agree to amend the following Clauses of the Agreement (as such Clauses may have been amended from time to time):

(i)	Definitions

The following definition shall be added to the Clause 0 to the Agreement which sets forth the definition and interpretation of capitalized terms and conditions:

Gross Negligence means any act or omission done with intent to cause damage or recklessly and with knowledge that damage would probably result.

(ii)	in line 1 of Clauses 19.1.1, 19.1.2, 19.2.1, 19.3.1 and 19.3.2 delete the phrase “gross negligence or wilful misconduct” and replace it with the words “Gross Negligence”;

(iii)	delete Clause 5.3.3 to the Agreement and replaced it with the following quoted provision:

QUOTE

5.3.3	[***]

UNQUOTE

(iv)	delete Clause 11.4 in its entirety and replace it with the following quoted provision:

QUOTE

11.4	[***]

UNQUOTE

(v)	delete the Clause 12.7(i) in its entirety and replace it with the following quoted provision:

QUOTE

[***]

UNQUOTE

(vi)	add a new Clause 22.5 to the Agreement as follows:

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“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

QUOTE

22.5	Contracts (Rights of Third Parties) Act 1999

The Buyer and the Seller do not intend that any term of this Agreement shall be enforceable solely by virtue of the Contracts (Rights of Third Parties) Act 1999 by any person who is not a party to this Agreement.

The Buyer and the Seller may rescind, vary, waive, release, assign, novate or otherwise dispose of all or any of their respective rights or obligations under this Agreement in accordance with the terms hereof without the consent of any person who is not party to this Agreement.

UNQUOTE

As a result of the addition of the new Clause 22.5, the previous Clause 22.5 entitled International Supply Contract shall be renumbered to Clause 22.6 and all subsequent sub-Clauses in Clause 22 to the Agreement shall be renumbered accordingly.

5.	NOTICES

The Buyer’s address for notices contained in Clause 22.2 of the A350 XWB Purchase Agreement is hereby cancelled and replaced with the following:

LATAM Airlines Group S.A.

Edificio Huidobro

Avenida Presidente Riesco 5711 – 20th Floor

Las Condes, Santiago

Chile

Attn. to Fleet and Engines Vice President

[***]

6.	MISCELLANEOUS PROVISIONS

If not otherwise expressly stated in this Amendment N°3, the A350 XWB Purchase Agreement, its Exhibits, Appendixes and Letter Agreements (as amended from time to time) shall apply also to this Amendment N°3.

This Amendment N°3 supersedes any previous understandings, commitments or representations whatsoever oral or written with respect to the matters referred to herein. This Amendment N°3 shall not be varied except by an instrument in writing of date even herewith or subsequent hereto executed by both parties or by their duly authorised representatives.

Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned thereto in the A350 XWB Purchase Agreement.

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“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

In the event of any inconsistency between the A350 XWB Purchase Agreement and this Amendment N°3, the latter shall prevail to the extent of said inconsistency.

Save to the extent expressly amended by the terms of this Amendment N°3, the A350 XWB Purchase Agreement shall remain in full force and effect in accordance with its terms.

This Amendment N°3 (and its existence) shall be treated by each Party as confidential in accordance with the terms of Clause 22.10 of the A350 XWB Purchase Agreement.

This Amendment N°3 may be executed by the Parties in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same Amendment N°3.

7.	LAW AND JURISDICTION

This Amendment N°3 shall be governed by and construed in accordance with the laws of England. Any dispute arising out of or in connection with this Amendment N°3 shall be within the exclusive jurisdiction of the Courts of England.

8.	SEVERABILITY

In the event that any provision of this Amendment N°3 should for any reason be held ineffective, the remainder of this Amendment N°3 shall remain in full force and effect. To the extent permitted by applicable law, each party hereto hereby waives any provision of law which renders any provision of this Amendment N°3 prohibited or unenforceable in any respect. Any provisions of this Amendment N°3 which may prove to be or become, illegal, invalid or unenforceable in whole or in part, shall as far as reasonably possible, and subject to applicable law, be performed in accordance with the spirit and purpose of this Amendment N°3.

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“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

This Amendment N°3 has been executed in two (2) original specimens which are in English.

IN WITNESS WHEREOF this Amendment N°3 to the A350 XWB Purchase Agreement was duly entered into the day and year first above written.

For and on behalf of	For and on behalf of

LATAM AIRLINES GROUP S.A.	AIRBUS S.A.S.

Name:	Name:

Title:	Title:

Name:

Title:

Witness

Name:
Title:

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EXHIBIT A

to Amendment N° 3

[***] CACID	[***] CACID
210199	10021098
210200	10021099
210201	10021100
210202	10021101
210203	10021102
210204	10021103
210205	10021104
210206	10021105
210207	10021106
210208	10021107
210209	10021108
210210	10021109
210211	10021110
210212	10021111
210213	10021112
285728	10021113
285729	10021114
285730	10021115
285731	10021116
285732	10021117
285733	10021118
285734	10021119
285735	10021120
285736	10021121
285737	10021122
285738	10021123
285739	10021124

A350 XWB PA– LATAM – AMDT. 3 Exhibit A – D10013836 - 9/2014

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

EXHIBIT B

to Amendment N° 3

[***]

A350 XWB PA– LATAM – AMDT. 3 Exhibit B – D10013836 - 9/2014

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.